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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

JBG SMITH PROPERTIES
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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JBG SMITH PROPERTIES

4445 Willard Avenue, Suite 400
Chevy Chase, MD 20815

March [•], 2018

Dear Shareholder:

       You are cordially invited to the 2018 Annual Meeting of Shareholders (the "Annual Meeting") of JBG SMITH Properties to be held on Thursday, May 3, 2018 at 8:30 a.m., local time, at our corporate headquarters located at 4445 Willard Avenue, Suite 400, Chevy Chase, MD 20815.

       At the Annual Meeting, shareholders will be asked to (i) elect four trustees to our Board of Trustees, (ii) approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in our Proxy Statement ("Say-on-Pay"), (iii) vote upon, on a non-binding advisory basis, whether the Say-on-Pay vote should occur every one, two or three years, (iv) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018, (v) approve an amendment to our Articles of Amendment and Restatement of Declaration of Trust to opt out of Section 3-804(c) of the Maryland General Corporation Law; and (vi) transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof. The accompanying Notice of 2018 Annual Meeting describes these matters.

       Our Board of Trustees appreciates and encourages your participation in the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, please vote your shares by submitting your proxy. If you do attend the Annual Meeting, you may withdraw your proxy and vote in person if you so choose.

       Pursuant to rules adopted by the U.S. Securities and Exchange Commission's "notice and access" rules, we have elected to provide access to our proxy materials via the Internet. Accordingly, instead of mailing printed copies of those materials to each shareholder, our proxy materials are available at www.proxyvote.com. We have sent a Notice of Internet Availability of Proxy Materials to our shareholders that provides instructions on how to access our proxy materials on the Internet. Please read the enclosed information carefully before submitting your proxy.

Sincerely,
W. Matthew Kelly Chief Executive Officer

JBG SMITH PROPERTIES

4445 Willard Avenue, Suite 400
Chevy Chase, MD 20815

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS
To be held on May 3, 2018

To the Shareholders of JBG SMITH Properties:

       NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Shareholders (the "Annual Meeting") of JBG SMITH Properties, a Maryland real estate investment trust (the "Company"), will be held at the Company's corporate headquarters located at 4445 Willard Avenue, Suite 400, Chevy Chase, MD 20815 on Thursday, May 3, 2018 at 8:30 a.m., local time, for the following purposes:

  1.
  To elect four trustees to the Board of Trustees to serve until the 2020 Annual Meeting and until their successors have been duly elected and qualify;

  2.
  To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement ("Say-on-Pay");

  3.
  To vote upon, on a non-binding advisory basis, whether the Say-on-Pay vote should occur every one, two or three years;

  4.
  To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018;

  5.
  To amend our Articles of Amendment and Restatement of Declaration of Trust (the "declaration of trust") to opt out of Section 3-804(c) of the Maryland General Corporation Law (the "MGCL"); and

  6.
  To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

       The Company knows of no other matters to come before the Annual Meeting. Only holders of record of shares of the Company's common stock at the close of business on March 12, 2018 are entitled to notice of and to vote at the Annual Meeting or at any adjournments or postponements thereof.

       Regardless of the number of shares you hold, as a shareholder your role is very important, and the Board of Trustees strongly encourages you to exercise your right to vote. Pursuant to the U.S.

Securities and Exchange Commission's "notice and access" rules, the Company's Proxy Statement and 2017 Annual Report to Shareholders are available online at www.proxyvote.com.

By Order of the Board of Trustees,
Steven A. Museles Chief Legal Officer and Corporate Secretary

March [•], 2018
Chevy Chase, Maryland

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE BY INTERNET, BY TELEPHONE, OR BY MAIL BY COMPLETING, DATING AND SIGNING THE ACCOMPANYING PROXY CARD AND RETURNING IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

i

JBG SMITH PROPERTIES

4445 Willard Avenue, Suite 400
Chevy Chase, MD 20815

PROXY STATEMENT

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. This Proxy Statement first will be made available to shareholders on or about March [•], 2018.

ANNUAL MEETING OF SHAREHOLDERS

Date and Time May 3, 2018 at 8:30 a.m. (local time)	Record Date March 12, 2018
Location 4445 Willard Avenue, Suite 400 Chevy Chase, MD 20815	Number of Common Shares Outstanding and Eligible to Vote at the Meeting as of March 12, 2018 [•] common shares

VOTING MATTERS

       Shareholders are being asked to vote on the following matters at the Annual Meeting:

Board Recommendation
Proposal 1. Election of Four Trustees (page 11)	FOR EACH NOMINEE
Proposal 2. Say-on-Pay: Advisory Vote on Executive Compensation (page 17)	FOR
Proposal 3. Say-on-Frequency: Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation (page 19)	1 YEAR
Proposal 4. Ratification of the Appointment of Deloitte & Touche LLP for 2018 (page 20)	FOR
Proposal 5. Amendment of Declaration of Trust to Opt Out of Section 3-804(c) of the MGCL (page 22)	FOR

OUR BUSINESS AND FORMATION

The Company

       JBG SMITH Properties is a real estate investment trust ("REIT") that owns, operates, invests in and develops real estate assets concentrated in leading urban infill submarkets in and around Washington, DC. We own and operate a portfolio of high-quality office and multifamily assets, many of which are amenitized with ancillary retail. In addition to our portfolio, we have a third-party real estate services business that provides fee-based real estate services to our real estate ventures, legacy funds formerly organized by The JBG Companies® ("JBG Legacy Funds") and other third parties.

Corporate Structure and Formation Transaction

       We were organized by Vornado Realty Trust ("Vornado") as a Maryland REIT on October 27, 2016 (capitalized on November 22, 2016) for the purpose of receiving, via the spin-off on July 17, 2017 substantially all of the assets and liabilities of Vornado's Washington, DC segment, which operated as Vornado / Charles E. Smith. On July 18, 2017, we acquired the management business and certain assets and liabilities of The JBG Companies. The spin-off and the combination are collectively referred to as the "formation transaction." Following the formation transaction, JBG SMITH became an independent, publicly-traded company listed on the New York Stock Exchange under the ticker symbol "JBGS".

Business Performance Highlights

In 2017, we accomplished the following:

•
Closed the formation transaction;
•
Integrated two teams and cultures into one operating platform;
•
Grew our leadership team in connection with transitioning to an independent public company;
•
Identified $35 million of synergies related to the formation transaction to be realized by year end 2018 and realized over 80% by year end 2017;

•
Commenced construction on 100% of our near-term development projects; and
•
Exceeded our year-end commercial leasing goal by over 200,000 square feet.

Executive Compensation

       Our executive compensation program emphasizes performance over the long term by focusing on three important goals:

•
Alignment with shareholder interests by requiring significant share ownership, tying substantial portions of pay to performance and paying a sizable portion of compensation in equity subject to performance and multi-year vesting periods;
•
Attracting and retaining the highest caliber executives who possess the skills to continue to grow and manage our business successfully; and
•
Motivating our executives to achieve corporate and individual objectives.

CORPORATE GOVERNANCE HIGHLIGHTS

       Our corporate governance is structured in a manner that the Board believes closely aligns the Company's interests with those of our shareholders. Notable features of our corporate governance structure include the following:

•
Annual election of Trustees after 2020, when our Board is de-staggered

•
Plurality voting of Trustees, subject to mandatory resignation policy for Trustees who receive more "withhold" than "for" votes

•
Shareholder proxy access

•
7 out of 12 independent Trustees

•
All members of Board Committees are independent Trustees

•
Share ownership requirements for executives and Trustees

•
Policy restricting hedging and pledging of Company securities

•
No "poison pill"

•
Shareholders may amend the bylaws, by a majority vote of shares entitled to be cast

•
"Claw-back" policy for performance-based compensation

•
Diversity of skills, experience and backgrounds of Trustees

       While we believe that our corporate governance is structured in a manner that closely aligns our interests with those of our shareholders, our corporate governance was structured in connection with a negotiated transaction, which is described above under "—Corporate Structure and Formation Transaction." On March 1, 2018, the Board adopted a number of significant governance changes. These changes were initiated by the Corporate Governance and Nominating Committee, which commenced a review and analysis of the Company's corporate governance provisions following the Company's formation transaction in July 2017. As part of this process the Corporate Governance and Nominating Committee reviewed industry best practices, comparable governance provisions both within and outside of the public real estate industry and also included input that management proactively obtained from the corporate governance and stewardship units of some of the Company's largest shareholders. This comprehensive review and analysis enabled the Corporate Governance and Nominating Committee to evaluate the Company's corporate governance elections. Based on its review and analysis our Corporate Governance and Nominating Committee, together with management, recommended to our Board, and our Board approved, the following shareholder-aligned changes to our governance structure:

•
Granting shareholders a new right (previously reserved for the Board) to amend the bylaws if a specified voting threshold is met – a majority vote of shares entitled to be cast on the matter;

•
Granting shareholders a new right (previously reserved for the Board and management) to call a special meeting of shareholders if a specified voting threshold is met – a majority of shares entitled to be cast on the matter;

•
Opting out of the Maryland Unsolicited Takeovers Act ("MUTA") (a portion of which requires shareholder approval of Proposal 5 at the Annual Meeting), a provision uniquely applicable to Maryland corporations and which, in the absence of not opting out, could be viewed as providing publicly traded entities organized in Maryland, like the Company, with certain defenses that might be utilized to entrench the Board and/or management; and

•
Opting out of the Maryland Business Combination Act (the "MBCA"), which, in the absence of opting out, could inhibit a third party from making a proposal to acquire us or impede a change of control.

       For additional information regarding these governance changes see "Corporate Governance and Board Matters – Shareholder Engagement and Recent Governance Changes."

JBG SMITH PROPERTIES

4445 Willard Avenue, Suite 400
Chevy Chase, MD 20815

PROXY STATEMENT

 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving this Proxy Statement?

       This Proxy Statement is furnished by the Board of Trustees (the "Board") of JBG SMITH Properties in connection with the Board's solicitation of proxies for the 2018 Annual Meeting of Shareholders of JBG SMITH Properties (the "Annual Meeting") to be held on Thursday, May 3, 2018, at 8:30 a.m., local time, at our at our corporate headquarters located at 4445 Willard Avenue, Suite 400, Chevy Chase, MD 20815, and at any adjournments or postponements thereof. This Proxy Statement first will be made available to shareholders on or about March [•], 2018.

       Unless the context requires otherwise, references in this Proxy Statement to "JBG SMITH," "we," "our," "us" and the "Company" refer to JBG SMITH Properties, a Maryland real estate investment trust, together with its consolidated subsidiaries. References to our "formation transaction" refer to our separation from Vornado Realty Trust ("Vornado") and subsequent acquisition of the management business and certain assets of The JBG Companies® ("JBG") to become an independent publicly traded company.

Why did I not automatically receive a paper copy of the Proxy Statement, proxy card and Annual Report?

       Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials via the Internet. Accordingly, rather than paper copies of our proxy materials, we are sending a Notice of Internet Availability of Proxy Materials (the "Proxy Notice") to our shareholders that provides instructions on how to access our proxy materials on the Internet. Shareholders may follow the instructions in the Proxy Notice to elect to receive future proxy materials in print by mail or electronically by email.

What am I being asked to vote on?

       You are being asked to vote on the following proposals:

•
Proposal 1 (Election of Trustees):  The election of the four trustee nominees to the Board to serve until the 2020 Annual Meeting of Shareholders and until their successors have been duly elected and qualify;

•
Proposal 2 (Say-on-Pay):  The approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement (the "Say-on-Pay vote");

•
Proposal 3 (Say-on-Frequency):  The vote, on a non-binding advisory basis, on whether the Say-on-Pay vote should occur every one, two or three years;

•
Proposal 4 (Ratification of the appointment of Deloitte & Touche LLP):  The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018; and

•
Proposal 5 (Amendment of Declaration of Trust to Opt Out of Section 3-804(c) of the MGCL):  The amendment of our Articles of Amendment and Restatement of Declaration of Trust (the "declaration of trust") to opt out of the provisions of Section 3-804(c) of the Maryland General Corporation Law (the "MGCL"), which addresses the procedure by which a vacancy on the Board may be filled.

       Our Board knows of no other matters to be brought before the Annual Meeting.

What are the Board's voting recommendations?

The Board recommends that you vote as follows:

•
Proposal 1 (Election of Trustees): "FOR" each of the Board's nominees for election as trustees;

•
Proposal 2 (Say-on-Pay): "FOR" the approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers as disclosed in this Proxy Statement;

•
Proposal 3 (Say-on-Frequency): "ONE YEAR" on a non-binding advisory basis, for the frequency of holding advisory votes on executive compensation;

•
Proposal 4 (Ratification of the appointment of Deloitte & Touche LLP): "FOR" ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018; and

•
Proposal 5 (Amendment of Declaration of Trust to Opt Out of Section 3-804(c) of the MGCL): "FOR" the amendment of our declaration of trust to opt out of Section 3-804(c) of the MGCL.

Who is entitled to vote at the Annual Meeting?

       The close of business on March 12, 2018 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. Only holders of record of our common shares of beneficial interest ("common shares") as of the close of business on the Record Date, or their duly appointed proxies, are entitled to receive notice of, to attend, and to vote at the Annual Meeting. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in "street name," and you must obtain a proxy from your brokerage firm, bank, broker-dealer, trustee or nominee, giving you the right to vote the shares at the Annual Meeting. On the Record Date, our outstanding voting securities consisted of [•] common shares.

What are the voting rights of shareholders?

       Each share of our common shares is entitled to one vote on each matter to be voted on. Votes in the election of trustees may not be cumulated.

How do I vote?

       If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the shareholder of record with respect to those shares, and the Proxy Notice was sent directly to you by us. In that case, if you choose not to attend the Annual Meeting and vote in person, you may instruct the proxy holders named in the proxy card how to vote your shares of common stock in one of the following ways:

•
Vote online.  You can access proxy materials and vote at www.proxyvote.com. To vote online, you must have a shareholder identification number provided in the Proxy Notice.

•
Vote by telephone.  If you received printed materials, you also have the option to vote by telephone by following the "Vote by Phone" instructions on the proxy card.

•
Vote by regular mail.  If you received printed materials and would like to vote by mail, please mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided.

       If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in "street name," and the Proxy Notice was forwarded to you by that organization. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. If you choose not to attend the Annual Meeting and vote in person, you should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee. If you request printed copies of the proxy materials by mail, you will receive a vote instruction form for this purpose.

       Of course, you always may choose to attend the Annual Meeting and vote your shares in person. If you do attend the Annual Meeting and have already submitted a proxy, you may withdraw your proxy and vote in person.

How are proxy card votes counted?

       Proxies submitted properly via one of the methods discussed above will be voted in accordance with the instructions contained therein. If the proxy is submitted but voting directions are not made, the proxy will be voted "FOR" each of the four trustee nominees, "FOR" approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement, "ONE YEAR" for the frequency of the advisory vote on executive compensation, "FOR" ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018, and "FOR" the amendment of our declaration of trust to opt out of Section 3-804(c) of the MGCL, and in such manner as the proxy holders named on the proxy (the "Proxy Agents"), in their discretion, determine upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

       If your shares of common stock are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, under applicable rules of the New York Stock Exchange (the "NYSE") (the exchange on which our common shares are traded), the brokers will vote your shares according to the specific instructions they receive from you. If brokers that hold shares of our common shares for a beneficial owner do not receive voting instructions from that owner at least 10 days prior to the Annual Meeting, the broker may vote only on the proposal if it is considered a "routine" matter under the NYSE's rules. On "non-routine" matters, brokers do not have discretionary voting power and cannot vote without instructions from the beneficial owners, resulting in a so-called "broker non-vote." Pursuant to the rules of the NYSE, the election of trustees, the Say-on-Pay and the Say-on-Frequency proposals each are "non-routine" matters, and brokerage firms may not vote on these matters without instructions from their clients, resulting in broker non-votes. In contrast, ratification of the appointment of an independent registered public accounting firm is considered a "routine" matter under NYSE's rules, which means that brokers have discretionary voting authority to the extent they have not received voting instructions from their client on the matter.

How many votes are needed for the proposals to pass?

       The proposals to be voted on at the Annual Meeting have the following voting requirements:

•
Proposal 1 (Election of Trustees):  With respect to Proposal One, you may vote "FOR" all nominees, "WITHHOLD" your vote as to all nominees, or "FOR" all nominees except those specific nominees from whom you "WITHHOLD" your vote. Pursuant to our bylaws, trustees will be elected by a plurality of votes cast at the Annual Meeting, with each share being entitled to vote for as many individuals as there are trustees to be elected and for whose election the share is entitled to vote. Therefore, the four trustee nominees receiving the highest number of "FOR" votes will be elected. There is no cumulative voting in the election of trustees. For purposes of the election of trustees, abstentions, votes marked "WITHHOLD" and other shares not voted (whether by broker non-votes or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. However, both abstentions and broker non-votes will count toward the presence of a quorum.

•
Proposal 2 (Say-on-Pay):  You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposal Two. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. For purposes of the vote on Proposal Two, a majority of the votes cast means that the shares voted "FOR" the proposal must exceed the votes "AGAINST" the proposal, and therefore abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. However, both abstentions and broker non-votes will count toward the presence of a quorum.

•
Proposal 3 (Say-on-Frequency):  You may vote "1 YEAR," "2 YEARS," "3 YEARS" or "ABSTAIN" on Proposal Three. Pursuant to our bylaws, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve, on a non-binding advisory basis, the frequency with which the Say-on-Pay vote will be held. If no frequency option receives a majority of the votes cast, we will consider the frequency option receiving the most votes to be the option selected by the shareholders. For purposes of the vote on Proposal Three, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. However, both abstentions and broker non-votes will count toward the presence of a quorum.

•
Proposal 4 (Ratification of the appointment of Deloitte & Touche LLP):  You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposal Four. Pursuant to our bylaws, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018. For purposes of the vote on Proposal Four, a majority of the votes cast means that the shares voted "FOR" the proposal must exceed the votes "AGAINST" the proposal, and therefore abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. However, abstentions will count toward the presence of a quorum.

•
Proposal 5 (Amendment of Declaration of Trust to Opt Out of Section 3-804(c) of the MGCL):  You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposal Five. The affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting is required to approve the amendment of the declaration of trust to opt out of Section 3-804(c) of the MGCL. For purposes of the vote on Proposal Five, abstentions and broker non-votes will have the same effect as a vote "AGAINST" the proposal.

What will constitute a quorum at the Annual Meeting?

       Holders representing a majority of all votes of our outstanding common shares entitled to be cast at the Annual Meeting must be present, in person or by proxy, for a quorum to exist. If the shares present in person or by proxy at the Annual Meeting do not constitute a quorum, the Annual Meeting may be adjourned to a subsequent time. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" will be treated as being present at the Annual Meeting for purposes of establishing a quorum. Accordingly, if you have returned a valid proxy or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. Broker non-votes also will be counted as present for purposes of determining the presence of a quorum.

If I plan to attend the Annual Meeting, should I still vote by proxy?

       Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you send in your proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Written ballots will be available at the meeting for shareholders of record. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you may vote your shares in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions prior to the meeting as described above so that your vote will be counted if you later decide not to attend the meeting.

Who can attend the Annual Meeting?

       Only shareholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Shareholders may be asked to present valid picture identification such as a driver's license or passport and proof of stock ownership as of the Record Date. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. The use of cell phones, smartphones, pagers, recording and photographic equipment and/or computers is not permitted at the Annual Meeting. For directions to the Annual Meeting, contact Investor Relations at (240) 333-3203 or email ir@jbgsmith.com.

Will any other matters be voted on?

       The proposals set forth in this Proxy Statement constitute the only business that the Board intends to present at the Annual Meeting. The proxy does, however, confer discretionary authority upon the Proxy Agents or their substitutes to vote on any other business that may properly come before the meeting. If the Annual Meeting is postponed or adjourned, the Proxy Agents can vote your shares on the new meeting date as well, unless you have revoked your proxy.

Can I change my vote after I have voted?

       You may revoke your proxy at any time prior to its use by (i) delivering a written notice of revocation to our Secretary, (ii) filing a duly executed proxy bearing a later date with us or (iii) attending the Annual Meeting and voting in person. If your common shares are held by a broker, bank or any other persons holding common shares on your behalf, you must contact that institution to revoke a previously authorized proxy.

Who is soliciting proxies for the Annual Meeting and who is paying for such solicitation?

       The enclosed proxy for the Annual Meeting is being solicited by the Board. We will pay the costs of soliciting proxies. In addition to soliciting proxies by mail, certain of our trustees, officers and employees may solicit proxies by telephone, personal contact, or other means of communication. They will not receive any additional compensation for these activities. In addition, we will, upon request, reimburse brokers, banks and other persons holding common stock on behalf of beneficial owners for the reasonable expenses incurred by them in forwarding proxy materials to beneficial owners.

       No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, you should not rely on that information or representation as having been authorized by us. The delivery of this Proxy Statement does not imply that the information herein has remained unchanged since the date of this Proxy Statement.

Whom should I call if I have questions or need assistance voting my shares?

       Please call Investor Relations at (240) 333-3203 or email ir@jbgsmith.com if you have any questions in connection with voting your shares.

 PROPOSAL ONE: ELECTION OF TRUSTEES

       The Board has set the number of trustees at 12. The four individuals named below, each of whom currently serves on our Board, have been recommended by our Corporate Governance and Nominating Committee and nominated by our Board to serve on the Board until our 2020 Annual Meeting of Shareholders and until their respective successors are elected and qualify. Based on its review of the relationships between the trustees and the Company, the Board has determined that all of our trustees, except Steven Roth, Mitchell N. Schear, Michael J. Glosserman, W. Matthew Kelly, and Robert A. Stewart, are independent under applicable SEC and NYSE rules.

       We currently have a classified board, but will transition to an unclassified board by our 2020 annual meeting. Our declaration of trust divides our Board into three classes. The terms of the first, second and third classes expire at the 2018, 2019 and 2020 annual meetings of shareholders, respectively. Shareholders elect only one class of trustees each year. The trustee nominees for election by shareholders at this Annual Meeting will serve a two-year term, which will expire at the 2020 annual meeting. At the 2019 annual meeting of shareholders, shareholders will elect successors to trustees of the second class for a one-year term upon the expiration of the terms of the initial trustees of each class. Commencing with the 2020 Annual Meeting of Shareholders, each trustee will be elected annually for a term of one year and shall hold office until the next succeeding annual meeting and until a successor is duly elected and qualifies. There is no cumulative voting in the election of trustees.

       Pursuant to the Master Transaction Agreement (the "Master Transaction Agreement"), dated as of October 31, 2016, that resulted in the formation transaction, Vornado and JBG each appointed six of our 12 trustees (the "Vornado Board Designees" and the "JBG Board Designees," respectively). Our bylaws name Scott A. Estes, Alan S. Forman, Michael J. Glosserman, W. Matthew Kelly, Ellen Shuman and Robert A. Stewart as JBG Board Designees and Charles E. Haldeman, Jr., Carol A. Melton, William J. Mulrow, Steven Roth, Mitchell N. Schear and John F. Wood as Vornado Board Designees. The Master Transaction Agreement and our bylaws mandate that, subject to the reasonable exercise of its duties, the Board will take all such actions as may be necessary to nominate the Vornado Board Designees and the JBG Board Designees in the first class of trustees for election at this Annual Meeting and use no less rigorous efforts to cause the election of the Vornado Board Designees and the JBG Board Designees than the manner in which the Board supports other nominees for the Board. For additional information on other governance provisions mandated by the Master Transaction Agreement, see "Corporate Governance and Board Matters — Corporate Governance Profile."

       The Board has no reason to believe that any of the persons named below as a nominee for our Board will be unable, or will decline, to serve as a member of the Board if elected. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the Proxy Agents will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board also may, as permitted by our bylaws, decrease the size of the Board.

       The Corporate Governance and Nominating Committee has set forth a written policy including minimum qualifications that a trustee candidate must possess. In addition, the written policy sets forth certain additional qualities and skills that, while not a prerequisite for nomination, should be considered by the Committee when evaluating a particular candidate. See "Corporate Governance and Board Matters — Trustee Nominee Selection Process."

Nominees for Election as Trustees

       The table below sets forth the names of the four nominees and the other members of the Board whose terms do not expire at the Annual Meeting. All of our Trustees have served since the formation transaction in July 2017. For each person, the table lists the age, as well as the positions and offices with the Company currently.

Name	Position with the Company	Age as of the Annual Meeting	Year Term Will Expire

Nominees for Election to Serve as Trustees Until the Annual Meeting in 2020 (Class I)

W. Matthew Kelly	Trustee, Chief Executive Officer	45	2020
Mitchell N. Schear	Trustee	59	2020
Ellen Shuman	Trustee	63	2020
John F. Wood	Trustee	48	2020

Trustees Serving as Trustees Until the Annual Meeting in 2019 (Class II)

Alan S. Forman	Trustee	52	2019
Michael J. Glosserman	Trustee	72	2019
Charles E. Haldeman, Jr.	Trustee	69	2019
Carol A. Melton	Trustee	63	2019

Trustees Serving as Trustees Until the Annual Meeting in 2020 (Class III)

Scott A. Estes	Trustee	47	2020
William J. Mulrow	Trustee	62	2020
Steven Roth	Chairman of the Board	76	2020
Robert A. Stewart	Trustee, Executive Vice Chairman	56	2020

       Set forth below is biographical information of our trustee nominees (Class I) and the other members of the Board who will continue to serve following the Annual Meeting (Classes II and III).

  Trustee Nominees (Class I)

       W. Matthew Kelly.    Mr. Kelly serves as our Chief Executive Officer and a member of the Board. Mr. Kelly worked at JBG from August 2004 up until the formation transaction and served as Managing Partner and a member of JBG's Executive Committee and Investment Committee from 2008 up until the formation transaction. Mr. Kelly was responsible for the day-to-day oversight of JBG's investment strategy and the investment and acquisition activity of the JBG Legacy Funds. Prior to joining JBG, he was co-founder of ODAC Inc., a media software company, which he helped start in March 2000, and prior to that worked in private equity and investment banking as an analyst with Thomas H. Lee Partners in Boston, and Goldman Sachs, & Co (NYSE: GS) in New York. Mr. Kelly received his Bachelor of Arts with honors from Dartmouth College and a Master of Business Administration from Harvard Business School. Mr. Kelly is a JBG Board Designee.

       Mr. Kelly was selected to serve on our Board based on his experience as a successful business leader and entrepreneur, as well as the breadth and depth of his experience in all facets of commercial and residential real estate investment, development, and operations.

       Mitchell N. Schear.    Mr. Schear served as President of Vornado / Charles E. Smith from April 2003 up until the formation transaction. Prior to joining Vornado in April 2003, Mr. Schear spent 15 years at the Kaempfer Company, where, as President, he oversaw all of the company's development, leasing and management activities. Mr. Schear has served on a number of boards on behalf of the real estate industry and the community, including The Washington Convention and Sports Authority; Executive

Committee of the Federal City Council; the Downtown DC Business Improvement District; the Economic Club of Washington DC; the Corporate Board of Arena Stage; and is currently Board Chair of Higher Achievement. He also serves on the Governor's Advisory Council on Revenue Estimates for the Commonwealth of Virginia. Mr. Schear has a Bachelor of Arts from Hobart College, and earned a Master of Business Administration from George Washington University. Mr. Schear is a Vornado Board Designee.

       Mr. Schear was selected to serve on our Board based on his 35 years of experience in commercial and residential real estate investment, development and operations, in particular his 14 years of experience and knowledge with respect to the assets received from Vornado in connection with the formation transaction.

       Ellen Shuman.    Since August 2013, Ms. Shuman has served as the Managing Partner of Edgehill Endowment Partners, an endowment and foundation investment management firm. Prior to founding Edgehill Endowment Partners, Ms. Shuman served as Vice President and Chief Investment Officer of Carnegie Corporation of New York, a philanthropic foundation, from January 1999 to July 2011. Ms. Shuman served as the Director of Investments of the Yale Investment Office, which manages the endowment of Yale University, from 1986 to 1998. Ms. Shuman served as a trustee of Bowdoin College from 1992 to 2013 and as an investment advisor, trustee, and investment committee chair of the Edna McConnell Clark Foundation from 1998 to 2013. Ms. Shuman served as a board member of The Investment Fund for Foundations from 2000 to 2009. Ms. Shuman received her Bachelor of Arts degree, Magna Cum Laude, from Bowdoin College and a Master of Public and Private Management from the Yale University School of Management. Ms. Shuman is a JBG Board Designee.

       Ms. Shuman was selected to serve on our Board based on her experience in the management of investments for endowments and foundations.

       John F. Wood.    Mr. Wood has been a Partner at Hughes Hubbard & Reed LLP, a law firm, since May 2009. He currently serves as Chairman of the firm's Defense Industry Practice Group and Co-Chair of the Anticorruption and Internal Investigations Practice Group. Prior to joining Hughes Hubbard, Mr. Wood served as United States Attorney for the Western District of Missouri from April 2007 to March 2009. In that position, he was the senior federal law enforcement official for the district. He previously served in several other government positions, including Chief of Staff for the U.S. Department of Homeland Security (February 2005 to November 2006); Counselor to the Attorney General (July 2003 to February 2005), Deputy General Counsel for the White House Office of Management & Budget (April 2002 to July 2003), and Deputy Associate Attorney General / Counsel to the Associate Attorney General (March 2001 to April 2002). He previously practiced law at Kirkland & Ellis and was a law clerk for the Supreme Court of the United States and the U.S. Court of Appeals for the Fourth Circuit. He was a legislative aide to U.S. Senator John C. Danforth. Mr. Wood received his Bachelor of Arts with Honors from the University of Virginia and his Juris Doctor, magna cum laude, from Harvard Law School. Mr. Wood is a Vornado Board Designee.

       Mr. Wood was selected to serve on our Board based on his extensive experience in the federal government and his legal experience advising companies and boards of directors on compliance, governance, and other matters.

  Class II Trustees

       Alan S. Forman.    Mr. Forman serves as a Director of Investments at the Yale University Investments Office, the team charged with managing the University's $25 billion endowment fund. Mr. Forman joined the Investments Office in October 1990 as a Senior Financial Analyst and has served as a Director of Investments since October 1997. In October 1992 and October 1994, he was promoted to Senior Associate and Associate Director, respectively. Mr. Forman also serves on the Board of Directors of Stemline Therapeutics, where he is the chair of the Nominating and Corporate Governance Committee and a member of the Audit and Compensation Committees. Mr. Forman served on the Board of Trustees of Acadia Realty Trust (NYSE: AKR), where he served as Chairman of the Compensation Committee and was a member of the Nominating and Corporate Governance Committee. Mr. Forman also served on the Board of Directors of Kimpton Group Holdings, which was ultimately sold to Intercontinental Hotels Group. He served on the Compensation and Nominating and Governance Committees at Kimpton Group Holdings. Mr. Forman received a Bachelor of Arts from Dartmouth College and a Master of Business Administration from the Stern School of Business at New York University. Mr. Forman is a JBG Board Designee.

       Mr. Forman was selected to serve on our Board based on his experience overseeing real estate investments for Yale University's endowment and, in that capacity, his longstanding investment relationship with the JBG Legacy Funds.

       Michael J. Glosserman.    Mr. Glosserman worked at JBG from March 1979 until June 2017, and he served as a Managing Partner and member of JBG's Executive Committee from 2008 until June 30, 2017. He began his career as a staff attorney with the U.S. Department of Justice in March 1971, before moving into commercial real estate investment and development in various senior positions with the Rouse Company between March 1972 and March 1979. He currently serves on the board of directors of the CoStar Group (NASDAQ: CSGP), a provider of information, analytics and marketing services to the commercial real estate industry in the United States and United Kingdom. He received his Bachelor of Science in Economics from The Wharton School at the University of Pennsylvania and his Juris Doctor from the University of Texas Law School. Mr. Glosserman is a JBG Board Designee.

       Mr. Glosserman was selected to serve on our board of trustees based on his 45 years of experience in all facets of commercial and residential real estate investment, development, and operations.

       Charles E. Haldeman, Jr.    From July 2009 to June 2012, Mr. Haldeman served as the Chief Executive Officer of the Federal Home Loan Mortgage Corporation, a public government-sponsored enterprise that operates in the U.S. secondary mortgage market. Mr. Haldeman joined the Federal Home Loan Mortgage Corporation from Putnam Investments, where he served as President and Chief Executive Officer from November 2003 to June 2008 and Chairman from June 2008 to June 2009. Mr. Haldeman served as the Non-Executive Chairman of KCG Holdings (NYSE: KCG) from November 2013 until July 2017. Since 2012, Mr. Haldeman has served as a member of the Board of Directors of S&P Global (NYSE: SPGI), including as the Non-Executive Chairman since April 2015. Mr. Haldeman has also served as the director of DST Systems (NYSE: DST) since November 2014. Mr. Haldeman received his Bachelor of Arts from Dartmouth College, Summa Cum Laude, a Master of Business Administration from Harvard Business School, where he graduated with high distinction as a Baker Scholar, and a Juris Doctor from Harvard Law School. Mr. Haldeman is a Vornado Board Designee.

       Mr. Haldeman was selected to serve on our Board based on his managerial experience, in particular his experience overseeing the Federal Home Loan Mortgage Corporation's strategy, operating plans and financial goals.

       Carol A. Melton.    Since June 2005, Ms. Melton has served as Executive Vice President for Global Public Policy at Time Warner (NYSE: TWX), a multinational media and entertainment company. In her role at Time Warner, Ms. Melton is responsible for overseeing the company's policy activities worldwide and managing its worldwide portfolio. Ms. Melton joined Time Warner from Viacom (NASDAQ: VIAB), where she served as Executive Vice President for Government Relations from June 1997 to June 2005. Ms. Melton is a member of the Council on Foreign Relations and serves on the Board of Directors and as First Vice President of the Economic Club of Washington, DC. Ms. Melton is also a trustee of the Phillips Collection and a Director of Halcyon and Georgetown Heritage. Ms. Melton received her Bachelor of Arts degree from Wake Forest University, a Master of Arts from the University of Florida and a Juris Doctor from the Washington College of Law at American University. Ms. Melton is a Vornado Board Designee.

       Ms. Melton was selected to serve on our Board based on her experience in strategic oversight of policy-related activities for global businesses.

  Class III Trustees

       Scott A. Estes.    Mr. Estes served as the Executive Vice President and Chief Financial Officer of Welltower Inc. (NYSE: HCN), a real estate investment trust focused on healthcare infrastructure from January 2009 through October 2017. Mr. Estes joined Welltower Inc. in April 2003 from Deutsche Bank Securities, a financial firm, where he served as Senior Equity Analyst and Vice President from January 2000 to April 2003. Mr. Estes received his Bachelor of Arts from the College of William and Mary. Mr. Estes is a JBG Board Designee.

       Mr. Estes was selected to serve on our Board based on his financial and business experience as Chief Financial Officer of a large real estate investment trust.

       William J. Mulrow.    Mr. Mulrow has served as a senior advisor to Blackstone, an alternative asset manager, since May 2017. Mr. Mulrow has served as a Director of Consolidated Edison, Inc. (NYSE: ED) since November 2017 and Arizona Mining Inc. (TSX: AZ) since June 2017. From January 2015 to April 2017, Mr. Mulrow served as Secretary to Andrew M. Cuomo, Governor of the State of New York. Prior to his service in the Governor's office, Mr. Mulrow worked as a Senior Managing Director at Blackstone (April 2011 — January 2015). Mr. Mulrow has also worked in senior positions at Paladin Capital Group, Citigroup (NYSE: C), Rothschild and Donaldson, Lufkin and Jenrette Securities Corporation. Mr. Mulrow has served in a number of academic posts including the Board of Advisors for the Taubman Center for State and Local Government at the Harvard University John F. Kennedy School of Government and on the Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University. Mr. Mulrow received a Bachelor of Arts, Cum Laude, from Yale University and a Master of Public Administration from the Harvard University John F. Kennedy School of Government. Mr. Mulrow is a Vornado Board Designee.

       Mr. Mulrow was selected to serve on our Board based on his more than 30 years of experience in business, government and politics.

       Steven Roth.    Mr. Roth has been the Chairman of the Board of Trustees of Vornado since May 1989 and Chairman of the Executive Committee of the Vornado board since April 1980. From May 1989 until May 2009, Mr. Roth served as Vornado's Chief Executive Officer, and has been serving as Chief Executive Officer again from April 15, 2013 until the present. He is a co-founder and Managing General Partner of Interstate Properties since September 1968. He has also served as the Chief Executive Officer and Chairman of the Board of Alexander's, Inc. since March 1995 and May 2004, respectively, and has served as a trustee of Urban Edge Properties since the completion of its spin-off from Vornado in January 2015. Mr. Roth was a director of J. C. Penney Company, Inc. (a retailer) (NYSE: JCP) from February 2011 until September 2013. Mr. Roth is a graduate of DeWitt Clinton High School in the Bronx. He received his Bachelor of Arts degree from Dartmouth College and a Master of Business Administration degree with Highest Distinction from The Tuck School of Business at Dartmouth. Mr. Roth is a Vornado Board Designee.

       Mr. Roth was selected to serve on our Board based on his 48 years of experience in all facets of commercial and residential real estate investment, development and operations.

       Robert A. Stewart.    Mr. Stewart serves as Executive Vice Chairman of our Board. Mr. Stewart worked at JBG from June 1988 up until the formation transaction, serving as Managing Partner and Chair of the Investment Committee, and, during his tenure with JBG, focused on the acquisition, financing and disposition of JBG investments, conceiving development plans for JBG assets and the asset management and fundraising processes. Mr. Stewart served as a member of JBG's Executive Committee since its formation up until the formation transaction. Mr. Stewart received his Bachelor of Arts from Princeton University and a Master of Business Administration from The Wharton School of the University of Pennsylvania. Mr. Stewart is a JBG Board Designee.

       Mr. Stewart was selected to serve on our Board based on his experience as a successful business leader, as well as his extensive experience in all facets of commercial and residential real estate investment, development, and operations.

Vote Required and Recommendation

       Trustees are elected by plurality vote. Therefore, the four trustee nominees receiving the highest number of "FOR" votes will be elected. There is no cumulative voting in the election of trustees. For purposes of this Proposal One, abstentions, votes marked "WITHHOLD" and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR"
ELECTION OF EACH OF THE NOMINEES SET FORTH ABOVE.

PROPOSAL TWO: ADVISORY VOTE ON EXECUTIVE COMPENSATION

       Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), our shareholders are entitled to cast a non-binding advisory vote at the Annual Meeting to approve the compensation of our named executive officers, as disclosed pursuant to the SEC's compensation disclosure rules, including the "Compensation Discussion and Analysis" section of this Proxy Statement, or "CD&A," the compensation tables and accompanying narrative disclosures. We refer to this as our "Say-on-Pay" vote. While this Say-on-Pay vote is an advisory vote that is not binding on the Company or the Board, we value the views of our shareholders, and the Board's Compensation Committee, which administers our executive compensation program, will consider the outcome of the vote when making future compensation decisions.

       The primary objectives of our executive compensation are to (1) attract and retain the highest caliber executives in our industry; (2) motivate executives to achieve corporate performance objectives as well as individual goals; and (3) align the interests of our executives with those of our shareholders. To fulfill these objectives, we have an executive compensation program that includes three major elements—base salary, annual bonus incentives and long-term equity incentives, which may include stock options, restricted stock or partnership unit awards and performance-based equity awards. When determining the overall compensation of our named executive officers, including base salaries and annual bonus incentives and long-term equity incentives amounts, the Compensation Committee considers a number of factors it deems important, including:

•
the executive officer's experience, knowledge, skills, level of responsibility and potential to influence our performance;

•
the business environment, our strategy, and our financial, operational and market performance;

•
corporate governance and regulatory factors related to executive compensation; and

•
marketplace compensation levels and practices.

       The Compensation Committee comprises non-employee independent trustees responsible for the overall design and administration of our executive compensation programs. For a more detailed description of the responsibilities of the Compensation Committee, see "Corporate Governance and Board Matters—Committees of the Board — Compensation Committee."

       In order to achieve our compensation objectives, we have developed strong compensation practices while avoiding others:

What we do	What we don't do

✓

Significant portion of executive pay is variable "at risk" compensation, designed to achieve pay-for-performance objectives

✓

Balanced mix of performance measures used to ensure a focus on our overall performance

✓

Emphasis on equity-based compensation to provide long-term incentives

✓

Executive officers and trustees are subject to rigorous stock ownership guidelines

✓

Clawback policy to recover compensation from certain executive officers engaging in fraud or intentional misconduct that leads to a restatement of financials

✖

No guaranteed salary increases, cash incentive compensation or equity grants

✖

Limited perquisites and supplemental benefits to our executive officers

✖

No excise tax gross-up payments

✖

No hedging of our securities by trustees and employees, including named executive officers

✖

No single-trigger change in control provisions

       We believe that our executive compensation program achieves our compensation objectives. Accordingly, we ask our shareholders to vote "FOR" the following resolution at the Annual Meeting:

       "RESOLVED, that the Company's shareholders approve, on a non-binding advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion in this Proxy Statement."

Vote Required and Recommendation

       The affirmative vote of a majority of all votes cast at the Annual Meeting is required for approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement. For purposes of approving this Proposal Two, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" APPROVAL OF THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

 PROPOSAL THREE: ADVISORY VOTE ON THE FREQUENCY OF THE
ADVISORY VOTE ON EXECUTIVE COMPENSATION

       We are presenting this proposal to provide shareholders the opportunity to cast a non-binding advisory vote on how frequently the Company should submit a "Say-on-Pay" proposal to the shareholders for consideration. As a shareholder, you may vote for one of the following choices, as indicated on the proxy card: to hold the advisory "Say-on-Pay" vote on executive compensation every one, two or three years, or to abstain from voting.

       We believe that "Say-on-Pay" votes should be conducted every year so that shareholders may express their views on our executive compensation program on an annual basis. We believe that an annual advisory "Say-on-Pay" vote is in keeping with our desire to remain accountable to our shareholders and to continue exercising good corporate governance practices. Although the vote on this resolution is advisory only and will not bind us to take any particular action, we value the views of our shareholders and will consider the outcome of this vote in determining how frequently to conduct our Say-on-Pay vote.

Vote Required and Recommendation

       The affirmative vote of a majority of all votes cast at the Annual Meeting is required for approval, on a non-binding advisory basis, of the frequency of the "Say-on-Pay" vote in the future. Because shareholders have several voting choices, it is possible that no single choice will receive a majority of the votes cast. If that occurs, we will consider the option receiving the most votes to be the option selected by shareholders. Although the Board is making a recommendation with respect to this proposal, shareholders are being asked to vote on the choices specified above, and not whether they agree or disagree with the Board's recommendation. For purposes of this Proposal Three, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE "1 YEAR"
ALTERNATIVE SET FORTH IN THE PROXY CARD.

 PROPOSAL FOUR: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

       The Audit Committee of our Board, which is composed entirely of independent trustees, has appointed Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018. Although shareholder approval is not required, we desire to obtain from our shareholders an indication of their approval of the Audit Committee's selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2018. Even if the appointment of Deloitte & Touche LLP as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine that such a change would be in our and our shareholders' best interests. If our shareholders do not ratify this appointment, the Audit Committee may consider the appointment of another independent registered public accounting firm but will not be required to appoint a different firm.

       A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting. He or she will have the opportunity to make a statement if he or she desires and is expected to be available to respond to appropriate questions.

Vote Required and Recommendation

       The affirmative vote of a majority of all votes cast at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. For purposes of approving this Proposal Four, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

Principal Accountant Fees and Services

       The following table summarizes the fees billed by Deloitte & Touche LLP for professional services rendered for the fiscal year ended December 31, 2017, our first year as a public company.

2017
Audit Fees(1)	$2,780,000
Audit-Related Fees(2)	1,202,491
Tax Fees(3)	100,000
All Other Fees	—

Total	$4,082,491

(1)
Audit fees for 2017 include audit fees for professional services rendered for the audits of the Company's annual consolidated and combined financial statements included in the Company's Annual Report on Form 10-K and the reviews of the consolidated and combined interim financial statements included in the Company's Quarterly Reports on Form 10-Q.
(2)
Audit-related fees for 2017 include fees for professional services rendered that are related to the performance of the audits or reviews of the Company's consolidated financial statements and review of registration statements which are not reported above under "Audit Fees." Audit related fees consisted principally of fees of our predecessor, including fees for quarterly reviews of our predecessor, and fees for services associated with our formation transaction, including review of registration statements and consents and other services related to SEC matters. Includes costs incurred by Vornado prior to our formation transaction for which we subsequently reimbursed Vornado.

(3)
Tax fees consist of tax and consulting fees relating to services provided related to tax return preparation, tax consultations and other similar matters.

Pre-Approval Policies and Procedures

       The Audit Committee's policy is to review and pre-approve, either pursuant to the Audit Committee's Audit and Non-Audit Services Pre-Approval Policy or through a separate pre-approval by the Audit Committee, any engagement of the Company's independent auditor to provide any audit, review and attest services or non-audit services to the Company. Permissible audit, audit-related, tax and other services other than those specifically pre-approved pursuant to the pre-approval policy require specific pre-approval by the Audit Committee. All audit, audit-related, tax and other services provided to us for the year ended December 31, 2017 either were pre-approved by the Audit Committee or were approved pursuant to the Audit Committee's pre-approval policy. Pursuant to the pre-approval policy, the Audit Committee may delegate pre-approval authority to one or more of its members who are required to report any pre-approval decisions to the Committee at its next scheduled meeting.

 PROPOSAL FIVE: AMENDMENT OF DECLARATION OF TRUST TO OPT OUT OF SECTION 3-804(C) OF THE MGCL

       Subtitle 8 of Title 3 of the Maryland General Corporation Law (the "MGCL"), commonly referred to as the Maryland Unsolicited Takeovers Act ("MUTA"), permits a Maryland real estate investment trust with a class of equity securities registered under the Exchange Act and at least three independent trustees to elect to be subject, by provision in its declaration of trust or bylaws or a resolution of its board of trustees and notwithstanding any contrary provision in the declaration of trust or bylaws, to any or all of the following five provisions:

•
a classified board;

•
a two-thirds shareholder vote requirement for removing a trustee;

•
a requirement that the number of trustees be fixed only by vote of the trustees;

•
a requirement that a special meeting of shareholders may only be called upon the request of the holders of at least a majority of all votes entitled to be cast at the meeting; and

•
a requirement that a vacancy on the board be filled only by the remaining trustees and for the remainder of the full term of the class of trustees in which the vacancy occurred.

       On March 1, 2018, the Board adopted resolutions opting out of sections 3-803, 3-804(a), 3-804(b) and 3-805 of MUTA and the Company subsequently filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland to effectuate this opt out. The Company will not be able to opt back into any of these sections of MUTA without approval by the affirmative vote of shareholders holding a majority of the votes entitled to be cast on the matter.

       Our declaration of trust currently provides that we have elected to be governed by Section 3-804(c) of the MGCL, which addresses the procedure by which a vacancy on the Board may be filled. As a result, an amendment to our declaration of trust is required for us to completely opt out of MUTA. If the amendment is approved, the filling of vacancies will be governed by our bylaws and not our declaration of trust.

       We believe that opting out of Section 3-804(c) of the MGCL is in our best interests and in the best interests of our shareholders and are proposing an amendment to Article V, Section 5.2 of our declaration of trust to provide that Section 3-804(c) of the MGCL will not apply to us. A copy of the proposed amendment to our declaration of trust is attached as Appendix A to this Proxy Statement and incorporated by reference into this proposal.

Vote Required and Recommendation

       The affirmative vote of a majority of all votes entitled to be cast on the matter is required to amend our declaration of trust to opt out of Section 3-804(c) of the MGCL. For purposes of this Proposal Five, abstentions and broker non-votes will have the same effect as a vote "AGAINST" the proposal.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE AMENDMENT
OF OUR DECLARATION OF TRUST TO OPT OUT OF SECTION 3-804(C) OF THE MGCL.

 AUDIT COMMITTEE REPORT

       Scott A. Estes, Charles E. Haldeman, Jr. and William J. Mulrow comprise our Audit Committee. The members of the Audit Committee are appointed by and serve at the discretion of the Board.

       The Audit Committee assists the Board in overseeing the integrity of the Company's financial statements. The Company's management team is primarily responsible for the financial statements and the reporting process, including the Company's accounting policies, internal audit function, system of disclosure controls and procedures and internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2017 with the Company's management.

       The Audit Committee also assists the Board in overseeing the qualification, independence and performance of the Company's independent auditor, Deloitte & Touche LLP. The Audit Committee reviewed the audited financial statements for the year ended December 31, 2017 with Deloitte & Touche LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board ("PCAOB") Standard No. 1301, Communications with Audit Committees.

       Deloitte & Touche LLP has provided to the Audit Committee the written disclosures and letter regarding its independence required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee has discussed with Deloitte & Touche LLP its independence.

       In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board the inclusion of the Company's audited consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC.

Respectfully submitted,
The Audit Committee
SCOTT ESTES (Chair) CHARLES HALDEMAN WILLIAM MULROW

The Audit Committee Report above does not constitute "soliciting material" and will not be deemed "filed" or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance Profile

       Our corporate governance is structured in a manner that the Board believes closely aligns the Company's interests with those of our shareholders. Notable features of our corporate governance structure include the following:

•
our Board is divided into three classes and will be de-staggered at the 2020 Annual Meeting of Shareholders, after which each of our trustees will be subject to re-election annually;

•
our Corporate Governance Guidelines provide that any nominee in an uncontested election who does not receive a greater number of "for" votes than "withhold" votes shall be elected as a trustee but shall promptly tender his or her offer of resignation to the Board following certification of the vote. The Corporate Governance and Nominating Committee shall consider the offer to resign and shall recommend to the Board the action to be taken in response to the offer, and the Board shall determine whether or not to accept such resignation;

•
our bylaws provide for a right of proxy access, which enables eligible shareholders to include their nominees (the greater of two or 20% of the total number of trustees) for election as Trustees in our proxy statement for annual meetings;

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of the 12 persons who serve on our Board, seven have been determined by us to be independent for purposes of the NYSE's corporate governance listing standards and Rule 10A-3 under the Exchange Act;

•
all of the members of our Audit, Compensation and Corporate Governance and Nominating Committees are independent;

•
we have determined that at least one of our trustees qualifies as an "audit committee financial expert" as defined by the SEC;

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our share ownership guidelines require trustees to own securities of the Company equal to at least five times the annual cash retainer and our Chief Executive Officer and other named executive officers to own securities of at least six times and three times his or her annual base salary, respectively;

•
our shareholders, by a majority vote of shares entitled to be cast, may adopt, alter or repeal any provision of our bylaws or to make new bylaws;

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we have a policy restricting hedging and pledging of our securities;

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we have a "claw-back" policy for performance based compensation;

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our trustees have a diversity of skills, experience and backgrounds;

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we have opted out of the Maryland control share acquisition statute, the Maryland Business Combination Act (the "MBCA"), and the Maryland Unsolicited Takeovers Act ("MUTA") (a portion of which requires shareholder approval of Proposal 5 at the Annual Meeting); and

•
we do not have a shareholder rights plan.

       Our declaration of trust and bylaws provide that the number of trustees constituting the Board may be increased or decreased by a majority vote of the entire Board, provided the number of trustees may not be greater than 15 and may not be decreased to fewer than the minimum number required under the MGCL, which currently is one trustee. The tenure of office of a trustee will not be affected by any decrease in the number of trustees.

       Our bylaws currently provide that, except as may be provided by our Board in setting the terms of any class or series of shares, any vacancy may be filled only by a majority of the remaining trustees, even if the remaining trustees do not constitute a quorum, and any trustee elected to fill a vacancy will hold office for the remainder of the full term of the trusteeship in which the vacancy occurred and until a successor is duly elected and qualifies.

       There are no family relationships among our executive officers and trustees. All trustees except Steven Roth, Mitchell N. Schear, Michael J. Glosserman, W. Matthew Kelly, and Robert A. Stewart have been determined by the Board to be independent under applicable NYSE and SEC rules.

  Shareholder Engagement and Recent Governance Changes

       On March 1, 2018, the Board adopted a number of significant governance changes. These changes were initiated by the Corporate Governance and Nominating Committee, which commenced a review and analysis of the Company's corporate governance provisions following the Company's formation transaction in July 2017. As part of this process the Corporate Governance and Nominating Committee reviewed industry best practices, comparable governance provisions both within and outside of the public real estate industry and also included input that management proactively obtained from the corporate governance and stewardship units of some of the Company's largest shareholders. This comprehensive review and analysis enabled the Corporate Governance and Nominating Committee to evaluate the Company's corporate governance elections. The Corporate Governance and Nominating Committee considered proposed changes with two overarching principles in mind: (i) that governance of a public company by the majority of its shareholders is fair, and (ii) that the Company should align itself with the governance practices of corporate America generally, not just REITs. Based on its review and analysis our Corporate Governance and Nominating Committee, together with management, recommended to our Board, and our Board approved, the following shareholder-aligned changes to our governance structure:

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Granting shareholders a new right (previously reserved for the Board) to amend the bylaws if a specified voting threshold is met – a majority vote of shares entitled to be cast on the matter;

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Granting shareholders a new right (previously reserved for the Board and management) to call a special meeting of shareholders if a specified voting threshold is met – a majority of shares entitled to be cast on the matter;

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Opting out of MUTA (a portion of which requires shareholder approval of Proposal 5 at the Annual Meeting), a provision uniquely applicable to Maryland corporations and which, in the absence of not opting out, could be viewed as providing publicly traded entities organized in Maryland, like the Company, with certain defenses that might be utilized to entrench the Board and/or management; and

•
Opting out of the MBCA, which, in the absence of opting out, could inhibit a third party from making a proposal to acquire us or impede a change of control.

  Time Limited Governance Provisions in Connection with our Formation Transaction

       Pursuant to the Master Transaction Agreement, Vornado and JBG each appointed six of our 12 trustees. Our bylaws name Scott A. Estes, Alan S. Forman, Michael J. Glosserman, W. Matthew Kelly, Ellen Shuman and Robert A. Stewart as JBG Board Designees and Charles E. Haldeman, Jr., Carol A. Melton, William J. Mulrow, Steven Roth, Mitchell N. Schear and John F. Wood as Vornado Board Designees. The Master Transaction Agreement and our bylaws mandate that, subject to the reasonable exercise of its duties, the Board will take all such actions as may be necessary to nominate the Vornado Board Designees and the JBG Board Designees in the first class of trustees for election at the first Annual Meeting after the formation transaction and use no less rigorous efforts to cause the election of the Vornado Board Designees and the JBG Board Designees than the manner in which the Board supports other nominees for the Board. In addition, the Master Transaction Agreement and our bylaws require that, for a period of two years following our formation transaction (until July 18, 2019), if any Vornado Board Designee or JBG Board Designee is unable or unwilling to serve or is otherwise no longer serving as a trustee, then the remaining Vornado Board Designees or JBG Board Designees, respectively, may designate a replacement designee reasonably satisfactory to the Corporate Governance and Nominating Committee and the Board, who shall promptly be appointed by our Board to fill the vacancy. Further, during the same period, to the extent practicable, the membership of each of the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee shall consist of an equal number of Vornado Board Designees and JBG Board Designees (or their respective replacement designees).

  Core Competencies of Our Trustees

       The following chart summarizes the competencies currently represented on our Board; the details of each trustee's competencies are included in each trustee's biography.

Competency/Attribute	Estes	Forman	Glosserman	Haldeman	Kelly	Melton	Mulrow	Roth	Schear	Shuman	Stewart	Wood

Operating	X		X	X	X	X		X	X	X	X
Public company experience	X	X	X	X		X	X	X	X
Real estate expertise	X	X	X		X			X	X	X	X
Financial literacy	X	X	X	X	X	X	X	X	X	X	X
Experience over several business cycles	X	X	X	X	X	X	X	X	X	X	X	X
Executive Leadership	X		X	X	X	X	X	X	X	X	X	X
Investment/capital allocation expertise	X	X	X	X	X			X	X	X	X
Accounting expertise	X						X
Government/business conduct/legal			X	X		X	X	X				X

Corporate Responsibility and Sustainability

       We believe in an alignment of our business practices with the principles of sustainable growth. We recognize the value and importance of sustainably designed and managed assets in the neighborhoods where we operate. We are committed to integrating responsible project development with high performance operations. Our commitment extends beyond managing environmental impact. It is a holistic, cultural commitment to accountable business practices, smart growth, occupant well-being and social responsibility.

       Selected Sustainability Program achievements are summarized below. For additional information regarding our sustainability mission, please visit our website at https://www.jbgsmith.com/about/sustainability.

  LEED Certification

       We have 9.25 million square feet (at our share) of LEED Certified assets, representing 58% of our operating asset portfolio.

  ENERGY STAR Certification

       60% of our operating assets, comprising 9.5 million square feet (at our share), are ENERGY STAR Certified.

  Sustainability Organization Memberships

       We are a member of Global Real Estate Sustainability Benchmark (GRESB), the U.S. Green Building Council, the Better Buildings Alliance and the NAIOP Sustainable Development Committee.

  Green Leasing

       We have implemented a form lease incorporating Green Leasing best practices. These practices promote energy efficiency by equitably aligning the costs and benefits of efficiency investments between the building owner and tenants.

  Environmental Management Program

       We have embedded an approach to sustainability encouraging continual improvement and engagement by utilizing an Environmental Management System process. Using tracking tools to baseline sustainability and energy performance and strategic planning at the building level, this process enables us to better identify opportunities, risks and solutions that support both the asset's business and sustainability goals. By taking the time to identify both asset-specific and portfolio-wide approaches to implementation we ensure that our sustainability program development is strategic and thorough.

  Energy Management

       We manage energy usage in real-time via the Tenant Service Center, which serves as the operational control center and emergency response center for our buildings and tenants. Licensed operating engineers perform monitoring and control services, utilizing state-of-the-art building automation systems and critical control points to manage energy efficiency throughout our portfolio.

  Management and Employee Engagement

       Our Sustainability Program engages executive and senior management, project-level staff and industry partners to advance our sustainability objectives. This team of dedicated professionals is responsible for the day-to-day coordination and implementation of our sustainable initiatives as well as long-term goals and planning. In addition, 36 of our employees hold Sustainability Professional Designations (i.e. LEED AP, LEED Green Associate, WELL AP and/or Certified Energy Manager). We offer test preparation and training to employees wishing to achieve LEED AP and Green Associate designations, and sponsor an annual Employee Green Fair, offering a full day program of sustainability training to property management and engineering staff.

       Through JBG SMITH Cares, an employee-based committee focused on supporting the people, organizations and causes that help our communities thrive, we give back by investing our resources, expertise and volunteer time in community programs that demonstrate a meaningful impact and align with our corporate strategy.

  Diversity and Inclusion

       We are proud to be an equal opportunity employer. We see tremendous value in workplace diversity and gender balance, and we are committed to fostering an inclusive and accepting environment for all employees. To that end, our employee base comprises approximately 52% minorities and 37% women.

       We have an outstanding Board with deep experience in the public markets and strong capital allocation credentials. While maintaining these strengths, we believe our Board should evolve in a direction that reflects the strength and diversity of our national labor force. Our Board has made a long-term commitment to establish an equal balance between men and women and one that reflects the diversity of our country. These goals will not be achieved overnight, but they are deeply important to us, and we are committed to them over the long term.

Board Leadership Structure

       Our Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single generally accepted approach to providing Board leadership and the appropriate Board leadership structure may vary as circumstances warrant. Consistent with this understanding, the independent trustees periodically consider the Board's leadership structure.

       Currently, the roles of Chief Executive Officer and Chairman of the Board are held by different trustees. W. Matthew Kelly has served as Chief Executive Officer and Steven Roth has served as Chairman since our formation transaction. The Board believes that this structure provides the appropriate balance between the authority of those who oversee the Company and those who manage it on a day-to-day basis. The Chairman presides at all meetings of the shareholders and of the Board as a whole. The Chairman performs such other duties, and exercises such powers, as from time to time shall be prescribed in the bylaws or by the Board.

       Although not applicable now, our Corporate Governance Guidelines provide that if the Chairman is an executive officer of the Company, then the Board will have a Lead Trustee, who shall be a non-management trustee. The Lead Trustee will be selected on an annual basis by a majority of the non-management trustees then serving on the Board. When the Chairman is not a non-management trustee, we believe the Lead Trustee position strengthens the role of our independent trustees and encourages independent Board leadership. The responsibilities of the Lead Trustee include, among others:

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serving as liaison among (i) management, including the Chief Executive Officer, (ii) our non-management trustees and (iii) employees reporting misconduct that by their nature cannot be brought to management and (iv) interested third parties and the Board;

•
presiding at executive sessions of the independent trustees;

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serving as the focal point of communication to the Board regarding management plans and initiatives;

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ensuring that the role between Board oversight and management operations is respected;

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providing the medium for informal dialogue with and among independent trustees, allowing for free and open communication within that group; and

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serving as the communication conduit for third parties who wish to communicate with the Board.

Executive Sessions

       Our non-management trustees met in a special executive session without management at our August 2017 and November 2017 Board meetings, which were our only Board meetings in 2017 as a public company. Steven Roth, as Chairman, chaired the sessions. Per our Corporate Governance Guidelines, the Board expects to conduct executive sessions limited to non-management trustees at each of our regularly scheduled Board meetings, and at least annually will hold an executive session limited to independent trustees. Additionally, our Corporate Governance Guidelines provide that the Chairman shall preside over these sessions.

Attendance of Trustees at 2017 Board and Committee Meetings and Annual Meeting of Shareholders

       We became a public company in July 2017 in connection with our formation transaction. As such, during 2017, the Board held only two meetings. Every trustee attended all of the meetings of the Board and all committees thereof on which such trustee served during 2017, except for Alan S. Forman, who attended four out of six Board and committee meetings.

       In accordance with the Company's Corporate Governance Guidelines, trustees are expected to attend the annual meeting of shareholders. The 2018 Annual Meeting will be our first annual meeting of shareholders as a public company, so there is no prior attendance record with respect to our annual meeting of shareholders.

Committees of the Board

       Our Board has three standing committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. The principal functions of each committee are briefly described below. Each committee operates under a written charter adopted by the Board, which are available on our website at www.jbgsmith.com.

       The table below provides membership information for each of the Board committees as of the date of this Proxy Statement. Each committee is composed exclusively of independent trustees, in accordance with NYSE rules. In addition, our bylaws and the Master Transaction Agreement require that, for the two years following the formation transaction (until July 18, 2019), to the extent practicable, the membership of each of the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee shall consist of an equal number of Vornado Board Designees and JBG Board Designees (or their respective replacement designees).

Trustee	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee

Scott A. Estes	X (Chair)*	X
Alan S. Forman		X	X (Chair)
Charles E. Haldeman, Jr.	X		X
Carol A. Melton		X (Chair)
William J. Mulrow	X	X
Ellen Shuman			X
John F. Wood			X

  *
  Audit Committee financial expert.

  Audit Committee

       Scott A. Estes (chair), Charles E. Haldeman, Jr. and William J. Mulrow comprise the Audit Committee. Each of the members of the Audit Committee has been determined by our Board to be independent, as defined by the rules of the NYSE, Section 10A(m)(3) of the Securities Exchange Act

of 1934, the rules and regulations of the SEC, and in accordance with the Company's Corporate Governance Guidelines.

       The Audit Committee's principal purposes are to (i) oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements and (ii) prepare an Audit Committee report as required by the SEC for inclusion in our annual proxy statement. The Audit Committee's responsibility includes oversight related to:

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our accounting and financial reporting processes;
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the integrity of our consolidated financial statements;
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our systems of disclosure controls and procedures and internal control over financial reporting;
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our compliance with financial, legal and regulatory requirements;
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evaluation of the qualifications, independence and performance of our independent registered public accounting firm;
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the performance of our internal audit function; and
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our overall risk profile.

       The Audit Committee also is responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, and reviewing the annual and quarterly SEC filings. The Audit Committee also approves the audit committee report required by SEC regulations to be included in our annual proxy statement.

       The Audit Committee shall consist of no fewer than three members, and at least one member of the Audit Committee must qualify as a "financial expert" as defined by the SEC. The Board has determined that Mr. Estes is an "audit committee financial expert," as defined by the applicable SEC regulations and NYSE corporate governance listing standards, and has accounting or related financial management expertise.

       The Audit Committee will meet as often as it determines, but not less frequently than quarterly. During 2017, the Audit Committee met two times.

  Compensation Committee

       Carol A. Melton (chair), Alan S. Forman, Scott A. Estes, and William J. Mulrow comprise the Compensation Committee. Each of the members of the Compensation Committee is independent, as defined by the rules of the NYSE, the rules and regulations of the SEC, and in accordance with the Company's Corporate Governance Guidelines.

       The principal functions of the Compensation Committee include:

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reviewing and approving on an annual basis the corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, evaluating their performance in light of such goals and objectives and determining and approving their remuneration based on such evaluation;
•
implementing and administering our incentive compensation plans and equity-based plans;
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assisting management in complying with our proxy statement and annual report disclosure requirements;
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producing a report on executive compensation to be included in our annual proxy statement; and
•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for trustees.

       The Compensation Committee will meet as often as it determines, but not less frequently than annually. During 2017, the Compensation Committee met two times.

  Corporate Governance and Nominating Committee

       Alan S. Forman (chair), Charles E. Haldeman, Jr., Ellen Shuman and John F. Wood comprise the Corporate Governance and Nominating Committee. Each of the members of the Corporate Governance and Nominating Committee is independent, as defined by the rules of the NYSE, the rules and regulations of the SEC, and in accordance with the Company's Corporate Governance Guidelines.

       The principal functions of the Corporate Governance and Nominating Committee include:

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identifying, recruiting and recommending to the full Board qualified candidates for election as trustees and recommending a slate of nominees for election as trustees at each annual meeting of shareholders;
•
developing and recommending to the Board Corporate Governance Guidelines and implementing and monitoring such guidelines;
•
reviewing and making recommendations on matters involving the general operation of the Board, including board size and composition, and committee composition and structure;
•
recommending to the Board nominees for each committee of the Board;
•
annually facilitating the assessment of the Board's performance as a whole and of the individual trustees, as required by applicable law, regulations and the NYSE corporate governance listing standards;
•
overseeing the Board's evaluation of management; and
•
reviewing all related party transactions in accordance with the Company's Related Party Transactions Policy.

       The Corporate Governance and Nominating Committee will meet as often as it determines, but not less frequently than annually. During 2017, the Corporate Governance and Nominating Committee met one time.

Trustee Nominee Selection Process

       The Corporate Governance and Nominating Committee has set forth in a written policy the minimum qualifications that trustee candidates must possess. At a minimum, a trustee candidate must possess:

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high personal and professional ethics and integrity;

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an ability to exercise sound judgment, including in relation to the Company's business and strategy;

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an ability to make independent analytical inquiries;

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an ability and willingness to devote sufficient time and resources to diligently perform Board duties, including attending regular and special Board and/or committee meetings;

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appropriate and relevant business experience and acumen; and

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a reputation, both personal and professional, consistent with the image and reputation of the Company.

       In addition to the aforementioned minimum qualifications, the written policy sets forth certain additional qualities and skills that, while not a prerequisite for nomination, should be considered by the Corporate Governance and Nominating Committee when evaluating a particular candidate. These additional qualities and skills include, among others, the following:

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whether the person possesses specific industry knowledge, expertise and/or contacts, including in the real estate industry generally, and familiarity with general issues affecting the Company's business;

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whether the person's nomination and election would enable the Board to have a member that qualifies as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission in Item 407 of Regulation S-K;

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whether the person would qualify as an "independent" trustee under the rules of the New York Stock Exchange and the Company's Corporate Governance Guidelines;

•
the importance of continuity of the existing composition of the Board; and

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the importance of a diverse Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

       The Board does not have a formal policy specifying how diversity of background and personal experience should be applied in identifying or evaluating trustee candidates. A trustee candidate's background and personal experience, however, will be significant in the Board's candidate identification and evaluation process to help ensure that the Board remains aware of and responsive to the needs and interests of our customers, shareholders, employees and other stakeholders.

       The Corporate Governance and Nominating Committee will seek to identify trustee candidates based on input provided by a number of sources, including (a) members of the Corporate Governance and Nominating Committee, (b) trustees of the Company and (c) any other party deemed appropriate by the Corporate Governance and Nominating Committee, including shareholders. The Corporate Governance and Nominating Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified trustee candidates; however, we do not currently employ a search firm, or pay a fee to any other third party, to locate qualified trustee candidates.

       As part of the candidate identification process, the Corporate Governance and Nominating Committee will evaluate the skills, expertise and diversity possessed by the current Board, and whether there are additional skills, expertise or diversity that should be added to complement the composition of the existing Board. The Corporate Governance and Nominating Committee also will take into account the Company's bylaws, the number of trustees expected to be elected at the next annual meeting of shareholders (taking into account trustees whose terms are expiring at the next shareholders' meeting) and whether existing trustees have indicated a willingness to continue to serve as trustees if re-nominated. Once trustee candidates have been identified, the Corporate Governance and Nominating Committee then will evaluate each candidate in light of his or her qualifications and credentials, and any additional factors that the Corporate Governance and Nominating Committee deems necessary or appropriate. Existing trustees who are being considered for re-nomination will be re-evaluated as part of the Corporate Governance and Nominating Committee's process of recommending trustee candidates. The Corporate Governance and Nominating Committee evaluates the performance of each current trustee and considers the results of such evaluation when determining whether to recommend the nomination of such trustee for an additional term. All candidates submitted by shareholders will be evaluated in the same manner as all other trustee candidates, provided that the advance notice and other requirements set forth in our bylaws have been followed. At an appropriate time prior to each annual meeting at which trustees are to be elected or re-elected, the Corporate Governance and Nominating Committee recommends to the Board for nomination by the Board such candidates as the Corporate Governance and Nominating Committee, in the exercise of its judgment, has found to be well-qualified and willing and available to serve.

       At an appropriate time after a vacancy arises on the Board or a trustee advises the Board of his or her intention to resign, the Corporate Governance and Nominating Committee will recommend to the Board for election by the Board to fill such vacancy, such prospective member of the Board as the Corporate Governance and Nominating Committee, in the exercise of its judgment, has found to be well-qualified and willing and available to serve. In determining whether a prospective member is qualified to serve, the Corporate Governance and Nominating Committee will consider the factors listed above. As required by the Master Transaction Agreement and our bylaws, for a period of two years following our formation transaction (until July 18, 2019), if any Vornado Board Designee or JBG

Board Designee is unable or unwilling to serve or is otherwise no longer serving as a trustee, then the remaining Vornado Board Designees or JBG Board Designees, respectively, may designate a replacement designee reasonably satisfactory to the Corporate Governance and Nominating Committee and the Board, who shall promptly be appointed by our Board to fill the vacancy.

Board Oversight of Risk Management

       One of the key functions of our Board is informed oversight of our risk management process. Our Board administers this oversight function directly, with support from its three standing committees, the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, each of which addresses risks specific to their respective areas of oversight as follows:

•
Audit Committee:  The Audit Committee has the responsibility to consider and discuss our major financial risk exposures, including credit, liquidity and market risk exposures, and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements and oversees the performance of our internal audit function.

•
Compensation Committee:  The Compensation Committee assesses and monitors compensation policies to ensure that such practices are designed to balance risk and reward in relation to the Company's overall business strategy and do not encourage excessive risk-taking.

•
Corporate Governance and Nominating Committee:  The Corporate Governance and Nominating Committee monitors the general operations of the Board and the Company's compliance with its Corporate Governance Guidelines and applicable laws and regulations, including the applicable NYSE listing requirements.

       Our Board and its standing committees also receive reports from the members of management responsible for the matters considered to enable our Board and each committee to understand and discuss risk identification and risk management.

       The Board believes that the composition of its committees, and the distribution of the particular expertise of each committee's members, makes this an appropriate structure to monitor effectively the risks discussed above.

Corporate Governance Guidelines

       The Board has adopted a set of Corporate Governance Guidelines that reflects the Board's commitment to monitoring the effectiveness of decision-making at the Board and management level and ensuring adherence to good corporate governance principles, all with the goal of enhancing shareholder value over the long term. The Corporate Governance Guidelines are subject to periodic review by the Corporate Governance and Nominating Committee. The Corporate Governance Guidelines address, among other things:

•
the responsibilities and qualifications of trustees, including trustee independence;

•
the functioning of the Board;

•
the responsibilities, composition and functioning of the Board committees;

•
the appointment and role of the Lead Trustee, if applicable;

•
principles of trustee compensation;

•
the policies and procedures regarding trustee resignation; and

•
chief executive officer succession planning.

         A copy of the Corporate Governance Guidelines is available on our website at www.jbgsmith.com.

Code of Business Conduct and Ethics

       Our Code of Business Conduct and Ethics applies to trustees, officers and employees. Among other matters, the code is intended to deter wrongdoing and promote:

•
honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•
compliance with applicable governmental laws, rules and regulations;

•
prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•
accountability for adherence to the code.

       Any waiver of, or changes to, the Code of Business Conduct and Ethics that apply to executive officers or trustees of the Company may be made only by the Corporate Governance and Nominating Committee or another committee of our Board comprising solely independent trustees or a majority of our independent trustees. Any such waiver will be promptly disclosed as required by law or regulation of the SEC and the rules of the NYSE.

       A copy of the Code of Business Conduct and Ethics is available on our website at www.jbgsmith.com. We intend to disclose any changes in or waivers from the Code of Business Conduct and Ethics by posting such information on our website.

Compensation of Trustees

       Non-employee trustees are compensated as follows: (1) each such member receives an annual cash retainer equal to $100,000 (paid in arrears); (2) each such member receives an annual equity grant with a value equal to $100,000, in the form of restricted LTIP Units (as such term is defined below) (not to be sold while such member is a trustee, except in certain circumstances); (3) the Chair of the Audit Committee receives an annual cash retainer of $25,000; (4) the Chair of each of the Compensation Committee and the Corporate Governance and Nominating Committee receives an annual cash retainer of $15,000; (5) each member of the Audit Committee receives an annual cash retainer of $10,000; and (6) each member of each of the Compensation Committee and the Corporate Governance and Nominating Committee receives an annual cash retainer of $5,000. In lieu of receiving an annual retainer in cash, a non-employee member of the Board may elect to receive any portion of the annual retainer in the form of fully vested LTIP Units. Trustees who are employees of the Company or its subsidiaries will not receive compensation for their services as trustees. All trustees are reimbursed for their out-of-pocket expenses incurred in connection with the performance of Board duties. For information on the special class of limited partnership units of the partnership designated as LTIP units ("LTIP Units"), see "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—LTIP Units"

       In addition to his compensation for services as a non-employee member of the Board, Mitchell Schear is party to a consulting agreement with the Company with respect to his services to the Company as a consultant that provides for certain payments and benefits for a period up to two years after the closing of the formation transaction. While the consulting period under this agreement expired on December 31, 2017, Mr. Schear is entitled to payments thereunder through July 2019. See "Certain Relationships and Related Person Transactions—Consulting Agreement". With respect to certain additional benefits provided to Michael J. Glosserman under his transition agreement with JBG Properties, Inc., see "Certain Relationships and Related Person Transactions—Continuation Agreement".

       Pursuant to the terms of a letter agreement dated October 31, 2016, as amended June 22, 2017, Steven Roth, Vornado's Chairman and Chief Executive Officer was granted 175,202 Formation Units on the closing of the formation transaction, on the same general terms as the Formation Units granted to our employees as described below, see "Compensation of Executive Officers—Formation Awards and Initial Equity Grants". In addition, Mr. Glosserman, in connection with his service on our Board, was granted 144,204 Formation Units on the closing of the formation transaction. Each of these grants is counted in the total of approximately 2,700,000 Formation Units that were granted in connection with the formation transaction.

       Additionally, in connection with the closing of the formation transaction, we granted 6,738 LTIP Units to each of the seven independent Trustees (with the number of awards determined based on $250,000 divided by the volume-weighted average price of a common share on the NYSE on the grant date of $37.10). The LTIP Units were fully vested on the date of grant, but may not be transferred or sold while an independent Trustee is serving on the Board.

       The following table presents information regarding the compensation earned during 2017 by non-employee trustees who served on the Board during the year. W. Matthew Kelly and Robert A. Stewart do not receive any compensation for their service as members of the Board. The compensation paid to Mr. Kelly and Mr. Stewart is presented below under "Executive Compensation" in the table titled "2017 Summary Compensation Table" and the related explanatory tables.

Name	Fees Earned in Cash(1)	Share Awards(2)	Other		Total
Scott A. Estes	$59,479	$212,516	$—		$271,995
Alan S. Forman(3)	$54,904	$212,516	$—		$267,420
Michael J. Glosserman	$45,753	$1,274,763	$40,796	(4)	$1,361,312
Charles E. Haldeman, Jr.	$52,616	$212,516	$—		$265,132
Carol A. Melton	$52,616	$212,516	$—		$265,132
William J. Mulrow	$52,616	$212,516	$—		$265,132
Steven Roth	$45,753	$1,548,785	$—		$1,594,538
Mitchell N. Schear	$45,753	$—	$933,723	(5)	$979,476
Ellen Shuman	$48,041	$212,516	$—		$260,557
John F. Wood	$48,041	$212,516	$—		$260,557

  (1)
  Represents the amount of the annual cash retainer earned by each independent trustee from the date of the formation transaction through December 31, 2017.

  (2)
  Represents the grant of 6,738 LTIP Units to each independent trustee in July 2017 and the one-time grant of 175,202 and 144,204 Formation Units to Steven Roth and Michael J. Glosserman in July 2017, respectively. The assumptions used to calculate these amounts are described in Note 12 to our consolidated financial statements for the year ended December 31, 2017, included in our Annual Report on Form 10-K for the year ended December 31, 2017.

  (3)
  Alan S. Forman is an employee of Yale University, or Yale. Pursuant to an arrangement between Yale and Alan S. Forman, Yale University is entitled to receive, as of or prior to the time Mr. Forman ceases to serve as our trustee, all LTIP Units and other equity awards granted to Mr. Forman while employed by Yale. Pursuant to the arrangement, Mr. Forman receives trustee compensation (including trustee fees, equity awards and dividends) on behalf of, or as a nominee for, Yale.

  (4)
  Represents the salary of a dedicated administrative assistant and the value of the use of certain Company facilities, provided to Mr. Glosserman pursuant to a transition arrangement with the Company. For additional information regarding these payments, see "Certain Relationships and Related Person Transactions—Continuation Agreement".

  (5)
  Amount includes $923,595 paid in 2017 pursuant to a consulting agreement between the Company and Mr. Schear and $10,128 representing the market value of the fees for parking, storage and utilities that were waived by the Company in 2017 for an apartment that Mr. Schear leased from the Company. For additional information regarding the consulting agreement see "Certain Relationships and Related Person Transactions—Consulting Agreement."

       The following table presents the number of outstanding Formation Units and LTIP Unit Awards held by each of our non-employee trustees as of December 31, 2017. These represent the grant of 6,738 LTIP Units to each independent trustee in July 2017 and the grant of 175,202 and 144,204 Formation Units to Steven Roth and Michael J. Glosserman in July 2017, respectively. The non-employee trustees did not hold any other type of equity award of JBG SMITH as of December 31, 2017.

Name	Formation Unit Awards Outstanding as of December 31, 2017	LTIP Unit Awards Outstanding as of December 31, 2017
Scott A. Estes	—	6,738
Alan S. Forman	—	6,738
Michael J. Glosserman	144,204	—
Charles E. Haldeman, Jr.	—	6,738
Carol A. Melton	—	6,738
William J. Mulrow	—	6,738
Steven Roth	175,202	—
Mitchell N. Schear	—	—
Ellen Shuman	—	6,738
John F. Wood	—	6,738

Company Policies

  Share Ownership Guidelines

       We believe that equity ownership by our trustees and named executive officers helps align their interests with our shareholders' interests and therefore have adopted share ownership guidelines applicable to all of our trustees and executive officers. On an annual basis, we evaluate the ownership status of the trustees and executive officers.

       The Chief Executive Officer is required to own equity securities of the Company equal in value to at least six times his annual base salary and each other executive officer is required to own equity securities of the Company equal in value to at least three times his or her annual base salary. Non-employee trustees are required to own equity securities equal in value to five times their annual cash retainer. Executive officers and trustees must satisfy the ownership requirements within five years of when they became subject to the policy, which was adopted on August 10, 2017.

       The Corporate Governance and Nominating Committee may waive the share ownership requirements in the event of a severe hardship or in circumstances in which compliance would prevent the participant from complying with a court order.

  Hedging and Pledging of Company Securities

       Our Insider Trading Policy prohibits our trustees and employees, including our named executive officers, from engaging in the following transactions: (i) trading in call or put options involving our securities and other derivative securities; (ii) engaging in short sales of our securities; (iii) holding our securities in a margin account; (iv) all forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts; and (v) pledging our securities to secure margins or other loans, subject to limited exceptions.

  Board Self-Evaluation

       Pursuant to the Company's Corporate Governance Guidelines and the charters of the Compensation, Audit and Corporate Governance and Nominating Committees, the Corporate Governance and Nominating Committee will oversee the annual self-evaluation of the Board and each committee. The self-evaluation will include presentations to the Board by each committee chairperson, and may, if deemed necessary or appropriate by the Board, include reviews and/or presentations by the Company's independent advisors, including its legal counsel and independent auditing firm. The Corporate Governance and Nominating Committee reports the assessments to the Board, and if the Board determines that changes in its governance practices need to be made, management and the Corporate Governance and Nominating Committee will work with the Board to implement the necessary changes.

  Clawback Policy

       Pursuant to the Company's Incentive Compensation Recoupment Policy, in the event of a restatement of the Company's financial results (other than a restatement caused by a change in applicable accounting rules or interpretations), the result of which is that any performance-based compensation paid to certain of our executive officers would have been a lower amount had it been calculated based on such restated results, the Board, or the Compensation Committee if such authority is delegated by the Board, shall review such performance-based compensation. If the Board determines that the executive officer engaged in fraud or intentional misconduct which materially contributed to the need for a restatement, the committee may seek to recover from the executive the pre-tax portion of the difference between the performance-based compensation actually paid and the amount that would have been paid had the performance-based compensation been calculated based on the restated financial statements for the three-year period prior to the restatement.

Communications with the Board

       The Chairman, or the Lead Trustee if the Chairman is an executive officer of the Company, will serve as the communication conduit for third parties who wish to communicate with the Board. Shareholders and other interested parties may communicate with the Board or specified individual trustees by sending written correspondence to the "Chairman" or "Lead Trustee" c/o the Chief Legal Officer of JBG SMITH Properties, 4445 Willard Avenue, Suite 400, Chevy Chase, MD 20815, who will then directly forward such correspondence to the Chairman or Lead Trustee, as applicable. The Chairman or Lead Trustee will decide what action should be taken with respect to the communication, including whether such communication should be reported to the full Board.

Compensation Committee Interlocks and Insider Participation

       No member of the Compensation Committee is or ever has been an officer or employee of the Company, and no member of the Compensation Committee had any relationships during 2017 requiring disclosure by us under the SEC's rules requiring disclosure of certain relationships and related-party transactions. No executive officer serves as a member of a board of trustees or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of the Board or Compensation

Committee. Accordingly, during 2017 there were no interlocks with other companies within the meaning of the SEC's proxy rules.

EXECUTIVE OFFICERS

       The following table sets forth certain information regarding our executive officers.

Name	Position With the Company	Age as of the Annual Meeting
W. Matthew Kelly	Chief Executive Officer	45
Robert A. Stewart	Executive Vice Chairman	56
David P. Paul	Chief Operating Officer	55
Stephen W. Theriot	Chief Financial Officer	58
James L. Iker	Chief Investment Officer	45
Brian P. Coulter	Co-Chief Development Officer	58
Kevin "Kai" Reynolds	Co-Chief Development Officer	48
Steven A. Museles	Chief Legal Officer and Corporate Secretary	55

Biographies

       Please see "Proposal One: Election of Trustees — Trustees" for information regarding W. Matthew Kelly and Robert A. Stewart.

       David P. Paul.    Mr. Paul has served as our President and Chief Operating Officer since the formation transaction. Mr. Paul has over 25 years of experience in the commercial real estate industry and worked at JBG from September 2007 up until the formation transaction, serving as a Managing Partner and member of JBG's Executive Committee, Management Committee and Investment Committee. Prior to joining JBG, Mr. Paul worked in commercial and retail real estate development and investment with several firms, including WP Commercial, Archon Group, a subsidiary of Goldman, Sachs & Co (NYSE: GS), Starwood Urban Investments, and Trammell Crow Company, and has been involved in both domestic and international real estate investment. He began his career with the consulting firm Bain & Company. He received his Bachelor of Arts from Vanderbilt University and Master of Business Administration from The Tuck School of Business at Dartmouth.

       Stephen W. Theriot.    Mr. Theriot has served as our Chief Financial Officer since the formation transaction. Mr. Theriot worked at Vornado from June 2013 up until the formation transaction, serving as Chief Financial Officer from June 2013 to February 2017 and was responsible for Vornado's accounting, financial reporting and tax activities. From November 1987 to May 2013, Mr. Theriot worked at Deloitte & Touche LLP, where he was a Partner and most recently served as the leader of the Northeast Real Estate practice. Mr. Theriot graduated from the University of North Carolina at Chapel Hill with a Bachelor of Science degree in Business Administration.

       James L. Iker.    Mr. Iker has served as our Chief Investment Officer since the formation transaction. Mr. Iker worked at JBG from July 2002 up until the formation transaction, serving as a Managing Partner and a member of JBG's Executive Committee and Investment Committee. He has more than 20 years of experience in the real estate industry and has been responsible for various aspects of investment strategy, acquisitions, dispositions, and financing activity for the JBG Legacy Funds. Prior to joining JBG, he co-founded and managed Costa Mesa Realty Group, a real estate investment firm in Orange County, California. Mr. Iker received his Bachelor of Science from the University of Phoenix and a Master of Business Administration, with honors, from The Wharton School of the University of Pennsylvania.

       Brian P. Coulter.    Mr. Coulter has served as our Co-Chief Development Officer since the formation transaction. Mr. Coulter joined JBG in March 1986. He was a Managing Partner and served as a member of JBG's Executive Committee and Investment Committee from their formation up until the formation transaction. Mr. Coulter has over 30 years of real estate industry experience. During his tenure at JBG he focused primarily on managing pre-development and development activities, as well as areas of value creation through more effective asset management. After the sale of a significant portion of JBG's commercial portfolio and two operating companies to a public real estate company, Mr. Coulter served as a Managing Director of the mid-Atlantic region of the acquiring company from February 1998 to April 1999. He returned to JBG in April 1999. He is also a founding member and board member of the Downtown DC and Rosslyn business improvement districts. He is a past board member and President of Rosslyn Renaissance. He received his Bachelor of Arts, Summa Cum Laude, Phi Beta Kappa from Rutgers College and a Master of Business Administration from Harvard Business School.

       Kevin "Kai" Reynolds.    Mr. Reynolds has served as our Co-Chief Development Officer since the formation transaction. Mr. Reynolds worked at JBG from May 2003 and up until the formation transaction, serving as a JBG partner and on the Management Committee and was responsible for overseeing the development group. Mr. Reynolds has over 20 years of real estate experience. Prior to joining JBG, he worked in development for Gables Residential and prior to that worked in corporate finance for JP Morgan in New York. Mr. Reynolds received his Bachelor of Arts from the University of Western Ontario and a Master of Business Administration from the University of North Carolina's Kenan-Flagler Business School.

       Steven A. Museles.    Mr. Museles has served as our Chief Legal Officer and Corporate Secretary since the formation transaction. Prior to joining JBG in March 2017, Mr. Museles served as Chief Legal Officer and Chief Compliance Officer of Alliance Partners (August 2013 – March 2017), a credit-focused asset management firm. Prior to joining Alliance Partners, Mr. Museles served in several capacities at CapitalSource Inc. (NYSE: CSE), a specialty finance company, including member of the Board of Directors (January 2010 – April 2014), Co-Chief Executive Officer and Chief Legal Officer and Secretary. Prior to joining CapitalSource, he practiced corporate and securities law as a partner at Hogan Lovells. Mr. Museles received his Bachelor of Arts from the University of Virginia and Juris Doctor from the Georgetown University Law Center.

COMPENSATION DISCUSSION AND ANALYSIS

       This Compensation Discussion and Analysis discusses the principles underlying our policies and decisions with respect to the compensation of our named executive officers. Specifically, this section provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program and each compensation component that we provide. Each of the key elements of our executive compensation program is discussed in more detail below. The following discussion should be read together with the compensation tables and related disclosures appearing later in this Proxy Statement.

       This section presents information concerning compensation arrangements for our named executive officers for 2017. Compensation decisions for our named executive officers are made by the Compensation Committee.

       For the year ended 2017, our named executive officers and their titles were as follows:

W. Matthew Kelly	Chief Executive Officer
Robert A. Stewart	Executive Vice Chairman
David P. Paul	President and Chief Operating Officer
Stephen W. Theriot	Chief Financial Officer
James L. Iker	Chief Investment Officer

Executive Summary

       Pursuant to our formation transaction, we became a public company on July 18, 2017. Because of the recent nature of our formation transaction, our executive compensation for 2017 was determined to a significant extent as terms that were negotiated in connection with the formation transactions. From the time of the formation transaction, our Compensation Committee has administered our executive compensation programs.

2017 Business Highlights

       We realized a number of financial and non-financial achievements in 2017, including:

•
Closed the formation transaction;

•
Integrated two teams and cultures into one operating platform;

•
Grew our leadership team in connection with transitioning to an independent public company;

•
Identified $35 million of synergies related to the formation transaction to be realized by year end 2018 and realized over 80% by year end 2017;

•
Commenced construction on 100% of our near-term development projects; and

•
Exceeded our year-end commercial leasing goal by over 200,000 square feet.

Executive Compensation Philosophy and Objectives

       The primary objectives of our executive compensation are to (1) align the interests of our executives with those of our shareholders; (2) attract and retain the highest caliber executives in our industry; and (3) motivate executives to achieve corporate performance objectives as well as individual goals. To fulfill these objectives, we have an executive compensation program that includes three major elements—base salary, annual bonus incentives and long-term equity incentives, which may include stock options, restricted stock or partnership unit awards and performance-based equity awards. Other than the employment agreements, equity incentive plan and initial equity grants, which are described below, we have not adopted any compensation policies, procedures or plans with respect to named executive officer compensation.

       The cornerstones of our executive compensation program that help us achieve our objective include:

•
Base Salaries.  Central to our ability to attract and retain our executives is providing base salaries that fairly reward them for their value to the organization in successfully performing their respective roles.

•
Incentive Compensation.  Incentive compensation is an important tool for providing variable, or "at risk," compensation tied to performance. We view it as a means to motivate and reward our executives for performance, including the achievement of our financial and operational objectives, individual goals and value creation for shareholders. In accordance with our "pay-for-performance" orientation, we deliver a majority of our total executive compensation in the form of incentive compensation consisting of short-term, annual cash incentives and long-term, equity-based incentives.

       Holistically, we evaluate our executive pay program and make pay decisions within the context of a total compensation framework to ensure our overall compensation objectives are met. In doing so, we recognize the distinct nature of the individual elements of our pay program but are mindful of the interrelationship of the various components to the successful execution of our overall pay strategy.

       While the compensation payable to our named executive officers was, to a significant extent, negotiated in the formation transaction, our Compensation Committee has since implemented a program that will govern incentive compensation payable to our named executive officers for 2018. This program continues to include short-term cash and long-term equity-based incentives but also includes performance metrics against which short-term incentive compensation will be measured. See "2018 Executive Compensation" below.

       Consistent with our philosophy, we have developed strong compensation practices while avoiding others in pursuit of our compensation objectives. These practices are as follows:

What we do	What we don't do

✓

Significant portion of executive pay is variable "at risk" compensation, designed to achieve pay-for-performance objectives

✓

Balanced mix of performance measures used to ensure a focus on our overall performance

✓

Emphasis on equity-based compensation to provide long-term incentives

✓

Offer our executives the option (beginning with the bonus payable for 2018) of receiving additional equity-based incentives in lieu of their annual cash bonus incentive as a retention mechanism to further align their interests with the long-term interests of our shareholders

✓

Executive officers and trustees are subject to rigorous share ownership guidelines

✓

Clawback policy to recover compensation from certain executive officers engaging in fraud or intentional misconduct that leads to a restatement of financials

✖

No guaranteed salary increases, cash incentive compensation or equity grants

✖

Limited perquisites and supplemental benefits to our executive officers

✖

No excise tax gross-up payments

✖

No hedging or pledging of our securities by trustees and executive officers

✖

No single trigger change in control provisions

Role of the Compensation Committee and Management

       The Compensation Committee comprises non-employee independent trustees who are responsible for the overall design and administration of our executive compensation programs. For a more detailed description of the responsibilities of the Compensation Committee, see "Corporate Governance and Board Matters — Committees of the Board — Compensation Committee."

       When determining the compensation of our named executive officers, the Compensation Committee considers a number of factors it deems important, including:

•
the executive officer's experience, knowledge, skills, level of responsibility and potential to influence our performance;

•
the business environment, our strategy, and our financial, operational and market performance;

•
marketplace compensation levels and practices; and

•
corporate governance and regulatory factors related to executive compensation.

       The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the committee. The Compensation Committee makes compensation decisions for our executive officers after careful review and analysis of appropriate performance information and market compensation data. The Compensation Committee determines the compensation for the Chief Executive Officer. In connection with determining compensation of executive officers other than the Chief Executive Officer, the Compensation Committee seeks input from the Company's Chief Executive Officer. Any recommendations given by the Chief Executive Officer will be based upon the Chief Executive Officer's assessment of the Company's overall performance, each executive officer's individual performance, marketplace compensation practices and employee retention considerations. The Compensation Committee reviews the Chief Executive Officer's recommendations, and in its sole discretion determines all executive officer compensation. The Chief Executive Officer will not provide any recommendations to the Compensation Committee regarding his or her own compensation.

Role of the Compensation Consultant

       For 2017, the Compensation Committee engaged the services of FPL, an executive compensation consultant, to provide advice and counsel in carrying out its duties. FPL provided the Compensation Committee with market data on executive pay practices and levels and provided recommendations regarding the structure of executive pay opportunities, equity-based incentives and the equity incentive plan.

       The Compensation Committee has the sole authority to approve the compensation consultant's fees and terms of its engagement. The Compensation Committee has reviewed its relationship with FPL to ensure that it believes that FPL is independent from management. This review process includes a review of the services FPL provides, the quality of those services, and fees associated with the services during the fiscal year, as well as consideration of the factors impacting independence that are set forth in NYSE rules.

Use of Comparative Market Data

       The Compensation Committee believes that for our compensation to be effective, it must be competitive with other real estate companies with which we may compete for executive talent. The Compensation Committee uses industry peer group data as one element of assessing and determining pay for our executive officers. Peer group data provides an insight into overall market pay levels, market trends, governance practices related to compensation and industry performance.

       With assistance from FPL, the Compensation Committee undertook a comprehensive review to develop an appropriate peer group of companies to review with the goal of evaluating the competitiveness of the Company's executive compensation program. The peer group was selected based on various criteria considered by the Compensation Committee, including industry (public REITs, and where appropriate, office, multifamily, and/or diversified REITs), size (defined by total capitalization), having a Washington DC /metropolitan presence, and/or an active development pipeline. As a result of this peer group review and evaluation, while being mindful of best practices for selecting a peer set, the Compensation Committee selected the peer group shown below.

       FPL noted in its peer group recommendation that the Company has two somewhat unique characteristics compared to the peers and broader industry that are not directly captured in its total capitalization: (1) the Company's significant development pipeline adds a degree of complexity that may not be matched at a number of its peers and (2) the Company manages a meaningful funds business which distinguishes it from most other public REITs.

       The peer group recommended by the compensation consultant and approved by the Compensation Committee consists of 14 public real estate companies. As of year-end 2017, this peer group had total capitalization ranging from approximately $3.6 billion to $34.5 billion, with a median of approximately

$7.8 billion. Our total capitalization at that time of approximately $6.9 billion, ranked below the median. This Peer Group is comprised of the following companies:

Company Name	Property Type	Size	Washington DC Presence	Active Developer
Boston Properties, Inc.	☑		☑	☑
Brandywine Realty Trust	☑	☑	☑
Camden Property Trust	☑	☑	☑	☑
Columbia Property Trust, Inc.	☑	☑	☑
Corporate Office Properties Trust	☑	☑	☑	☑
Cousins Properties Incorporated	☑	☑		☑
Douglas Emmett, Inc.	☑	☑		☑
Highwoods Properties, Inc.	☑	☑		☑
Hudson Pacific Properties, Inc.	☑	☑		☑
Kilroy Realty Corporation	☑	☑		☑
Mack-Cali Realty Corporation	☑	☑		☑
Paramount Group, Inc.	☑	☑	☑
Vornado Realty Trust	☑			☑
Washington Real Estate Investment Trust	☑	☑	☑	☑

Elements of Executive Compensation Program

       The following is a summary of the elements of and amounts paid under our executive compensation programs for fiscal year 2017.

       Pay Mix.    We believe that the executive management team's compensation should be appropriately at-risk and meaningfully dependent upon the achievement of robust and objective performance requirements. As illustrated below, approximately 85% of the Chief Executive Officer's total direct 2017 compensation and 78.5% of the other named executive officers' total direct 2017 compensation is variable and subject to Company and individual performance results.

       Annual Base Salary.    Our named executive officers' base salaries represent a fixed level of compensation that is meant to reward them fairly for their value to the Company based on their respective roles and responsibilities. Our named executive officers' base salaries were negotiated as a part of their employment agreements, each of which provide that the officer's annual base salary will be reviewed not less frequently than annually by the Compensation Committee. Pursuant to the employment agreements, the base salary cannot be decreased below the base salary set forth in the table below. When establishing and reviewing base salaries, our Compensation Committee considers each executive's role and responsibility, experience, knowledge, unique skills and future potential with our Company, as well as salary levels for similar positions in our target market and internal pay equity. Our named executive officers' annual base salaries for 2017 and 2018 are set forth in the table below. Actual amounts received were prorated based on the date of the formation transaction.

Name	2018 Base Salary	2017 Annualized Base Salary	Percent Change

W. Matthew Kelly	$750,000	$750,000	0%
Robert A. Stewart	$500,000	$500,000	0%
David P. Paul	$625,000	$625,000	0%
Stephen W. Theriot	$550,000	$550,000	0%
James L. Iker	$500,000	$500,000	0%

       Annual Cash Bonus.    Each named executive officer, except Robert A. Stewart, has an opportunity to earn an annual cash bonus, which is designed to motivate achievement at both a company and individual level. Under the terms of their employment agreements, each of our named executive officers, except Mr. Stewart, has a defined annual target bonus of 100% of his respective base salary. Pursuant to his employment agreement, Mr. Stewart does not receive an annual cash bonus.

       Each named executive officer's target bonus was approved as his actual bonus by the Compensation Committee based on 2017 performance. In determining 2017 bonus amounts, the Compensation Committee considered that the Company did not begin operations as an independent public company until July 2017 and that executive compensation amounts had been effectively negotiated as part of the formation transaction prior to the time the members of the Board were appointed. Consequently, the Compensation Committee's determination with respect to 2017 bonus amounts was primarily based on the Company's achievement of the accomplishments set forth under "Executive Summary — Business Highlights" above.

       Equity Incentive Compensation.    We provide equity awards pursuant to the JBG SMITH 2017 Omnibus Share Plan (the "2017 Plan"), which serve as the long-term incentive element of our target pay mix for our executive compensation. The 2017 Plan provides for grants of options, share-based awards, partnership unit awards and performance-based equity awards to trustees, officers and employees of JBG SMITH and its subsidiaries. In addition, we grant equity awards pursuant to the partnership agreement of our operating partnership, to the extent the awards are based on interests in our operating partnership. The purpose of the equity awards is to attract, retain and motivate our trustees, officers and employees by providing them with a proprietary interest in our long-term success or compensation based on the attainment of performance goals.

       On June 23, 2017, in connection with the formation transaction, our pre-formation transaction board of trustees approved one-time "appreciation only" equity grants referred to below as "Formation Units," grants of time-based long-term equity incentive plan units, and grants of outperformance plan units, which are performance based.

  Formation Awards.

       Pursuant to the terms of their employment agreements, on July 18, 2017, each named executive officer received one-time "appreciation-only" equity-based awards designated as "Formation Units," under the partnership agreement and the 2017 Plan. The Formation Awards vest 25% on each of the third and fourth anniversaries, and 50% on the fifth anniversary, of the date of grant, subject to continued employment. The value of vested Formation Units is realized through conversion into a number of LTIP Units, and subsequent conversion into OP Units determined on the basis of how much the value of a common share has increased since the award date. The conversion ratio between

Formation Units and OP Units, which starts out at zero, is the quotient of (i) the excess of the value of a common share on the conversion date above the per share value at the time the Formation Unit was granted over (ii) the value of a common share as of the date of conversion. This is similar to a "cashless exercise" of stock options, whereby the holder receives a number of shares equal in value to the difference between the full value of the total number of shares for which the option is being exercised and the total exercise price. Like options, Formation Units have a finite term (ten years) over which their value may increase and during which they may be converted into LTIP Units (and in turn, OP Units).

  2017 Equity Grants.

       Pursuant to the terms of their employment agreements, on August 1, 2017, each named executive officer received an award of LTIP Units with time-based vesting requirements (the "Time-Based LTIP Units") under the 2017 Plan and the partnership agreement. The Time-Based LTIP Units vest on a schedule of four equal annual installments beginning on August 1, 2018, subject to continued employment. On August 1, 2017, we also granted outperformance plan units ("Performance-Based LTIP Units") to each named executive officer under the 2017 Plan and the partnership agreement. Performance-Based LTIP Units are subject to performance-based vesting and vest based on the relative performance of the total shareholder return ("TSR") of our common shares compared to the companies in the FTSE NAREIT Equity Office Index ("Peer Companies"), over the three-year performance period beginning on the August 1, 2017 grant date, inclusive of dividends and stock price appreciation. Once the Compensation Committee determines the number of Performance-Based LTIP Units that become earned following the end of the three-year performance period, 50% of any Performance-Based LTIP Units that are earned vest at the end of the three-year performance period and the remaining 50% on the fourth anniversary of the date of grant, subject to continued employment.

       The percentage of Performance-Based LTIP Units that may be earned based on the relative TSR of JBG SMITH compared to the Peer Companies over the three-year performance period is set forth in the table below. The Performance-Based LTIP Unit award will be forfeited in its entirety if the relative performance is below the 35th percentile of peer companies or if the TSR for JBG SMITH is 0% or less. Therefore, regardless of our relative performance, our executives will not earn any Performance-Based LTIP Units if our shareholders do not earn a positive return on investment over the performance period.

	Relative TSR Hurdles (Percentile)	Payout Percentage
Threshold	35%	25%
Target	55%	50%
Maximum	75%	100%

       The table below provides information on the equity grants related to the formation transaction made to each of our named executive officers.

	Formation Units(1)		LTIP Units
					Total Equity Award Value
Name	#	Value(2)	#(3)	Value(4)
W. Matthew Kelly	199,460	$1,763,226	144,388	$3,157,759	$4,920,985
Robert A. Stewart	148,247	$1,310,503	82,507	$1,804,421	$3,114,924
David P. Paul	168,463	$1,489,212	82,507	$1,804,421	$3,293,633
Stephen W. Theriot	107,816	$953,093	41,253	$902,202	$1,855,295
James L. Iker	161,725	$1,429,649	51,567	$1,127,770	$2,557,419

(1)
One-time appreciation-only equity award made in connection with the formation transaction.
(2)
Represents the grant date fair value of the formation units granted on July 18, 2017, calculated in accordance with FASB ASC Topic 718.
(3)
Represents the number of Time-Based LTIP Units plus the number of Performance-Based LTIP Units that may be earned if maximum performance under the Performance-Based LTIP Unit award is achieved.
(4)
Represents the grant date fair value of the Time-Based LTIP Units and Performance-Based LTIP Units granted on August 1, 2017, calculated in accordance with FASB ASC Topic 718.

2018 Executive Compensation

       While the Board was not yet seated when 2017 compensation was negotiated in the formation transaction, the Compensation Committee has since worked with management and FPL to devise a compensation program for 2018 which, like the 2017 program, includes base salary as well as short-term cash and long-term equity-based incentives, but also includes performance metrics against which short-term cash incentive compensation will be measured. These performance metrics include the following:

•
Core Funds from Operations

•
Net Operating Income

•
Capital Allocation Activity (Dispositions)

•
Development Deliveries

•
Commercial Leasing Activity

•
Residential Occupancy Levels

•
G&A Expense Management

•
Balance Sheet Management

•
Accounting and IT Systems Integration Management

       The Compensation Committee set base salaries for 2018 at the same level as they were in 2017, and target bonuses similarly remain at 100% of base salaries. Additionally, our executives may elect to receive all or a portion of their cash bonuses payable for 2018 in LTIP Units. With respect to long-term equity-based incentives for 2018, the Compensation Committee set target values for LTIP Units at approximately the same levels as those awarded in 2017, excluding Formation Units, which were one-time awards made in connection with the Formation Transaction that will not be made again. The value of the LTIP Units awarded was divided evenly between Time-Based LTIP Units and Performance-Based LTIP Units.

Other Benefits and Policies

       Retirement Savings Opportunities.    Our named executive officers are eligible to participate in a defined contribution retirement savings plan established pursuant to Section 401(k) of the Internal Revenue Code that is available to all our employees. We do not offer defined benefit pension or supplemental executive retirement plans to any of our employees.

       Perquisites and Supplemental Benefits.    In addition to allowing participation in our 401(k) plan described above, we offer our executives participation in health and other insurance policies that are available to all of our employees. In certain cases, we may provide reimbursement for relocation expenses. Consistent with our culture of fairness and transparency, we believe that that our executives generally should not be entitled to perquisites and supplemental benefits that are not available to all employees of the Company.

       Clawback Policy.    The Board has adopted our Incentive Compensation Recoupment Policy that generally provides that the Company may seek to recover certain performance-based compensation paid to an executive if the executive officer engaged in fraud or intentional misconduct which materially contributed to a restatement of the Company's financial results. See "Corporate Governance and Board Matters — Certain Company Policies — Clawback Policy.

Employment Agreements

       We have entered into employment agreements with each of our executive officers. These agreements protect our executives by providing:

•
certain severance benefits in the event of termination without "cause" or resignation for "good reason" (each as defined in the agreements); and

•
enhanced severance benefits in the event of termination without "cause" or resignation for "good reason" following a change of control of our Company.

       In addition, these agreements protect the Company from certain business risks such as threats from competitors, loss of confidentiality, disparagement and solicitation of employees. Consistent with good governance practices, our employment agreements do not include Section 280G excise tax gross-ups. The employment agreements are described in more detail below under "Compensation of Executive Officers — Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table" section below.

Tax and Accounting Considerations

       Code Section 162(m).    Generally, Section 162(m) of the Code ("Section 162(m)"), as amended by H.R. 1, colloquially known as the Tax Cuts and Jobs Act, disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year to its chief executive officer, its chief financial officer and each of its three other most highly compensated executive officers. The IRS has previously issued private letter rulings holding that Section 162(m) does not apply to compensation paid to employees of a REIT's operating partnership under certain circumstances. We have therefore determined that compensation paid to the Company's executive officers by our operating partnership or a subsidiary of our operating partnership for services to our operating partnership should not be subject to this limit.

       Code Section 409A.    Section 409A of the Internal Revenue Code of 1986 ("Section 409A"), requires that "nonqualified deferred compensation" be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our executive officers, so that they are either exempt from, or satisfy the requirements of, Section 409A.

       Accounting for Share-Based Compensation.    We follow FASB Accounting Standards Codification Topic 718 ("ASC Topic 718"), for our share-based compensation awards. ASC Topic 718 requires companies to calculate the grant date "fair value" of their share-based awards using a variety of assumptions. ASC Topic 718 also requires companies to recognize the compensation cost of their share-based awards in their income statements over the period that an employee is required to render service in exchange for the award. Grants of share options, restricted shares, restricted share units and other equity-based awards under our equity incentive award plans will be accounted for under ASC Topic 718. Our Compensation Committee will regularly consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

 COMPENSATION COMMITTEE REPORT

       The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the Securities and Exchange Commission.

Respectfully submitted,
The Compensation Committee
CAROL MELTON (Chair) SCOTT ESTES ALAN FORMAN WILLIAM MULROW

COMPENSATION OF EXECUTIVE OFFICERS

       The following tables set forth certain compensation information for each of our named executive officers. Our named executive officers are: W. Matthew Kelly, our Chief Executive Officer, Robert A. Stewart, our Executive Vice Chairman, David P. Paul, our Chief Operating Officer, Stephen W. Theriot, our Chief Financial Officer, and James L. Iker, our Chief Investment Officer.

Summary Compensation Table

       The following table sets forth a summary of compensation for our named executive officers in the fiscal year ended December 31, 2017.

Name and Principal Position	Year	Salary(1)	Bonus(2)	Share Awards(3)	Option Awards(4)	All Other Compensation(5)	Total(6)
W. Matthew Kelly	2017	$343,151	$750,000	$3,157,759	$1,763,226	$3,375	$6,017,511
Chief Executive Officer
Robert A. Stewart	2017	$228,767	$—	$1,804,421	$1,310,503	$3,375	$3,347,066
Executive Vice Chairman
David P. Paul	2017	$285,959	$625,000	$1,804,421	$1,489,212	$3,375	$4,207,967
Chief Operating Officer
Stephen W. Theriot	2017	$251,644	$550,000	$902,202	$953,093	$59,849	$2,716,788
Chief Financial Officer
James L. Iker	2017	$228,767	$500,000	$1,127,770	$1,429,649	$3,375	$3,289,561
Chief Investment Officer

(1)
The amounts represent the salary earned in 2017, commencing with the completion of the formation transaction on July 18, 2017.

(2)
Amounts represent cash bonuses for services rendered in 2017. For a discussion of how these bonuses were determined, see "Compensation Discussion and Analysis — Elements of Executive Compensation Program — Equity Incentive Compensation" above.

(3)
The amounts disclosed in this column do not represent actual amounts paid in cash to or value realized by the named executive officer and reflect the aggregate grant date fair value of (1) Time-Based LTIP Units granted in August 2017 and (2) Performance-Based LTIP Units granted in August 2017, each calculated in accordance with FASB ASC Topic 718. The assumptions used to calculate these amounts are described in Note 12 to our consolidated financial statements for the year ended December 31, 2017, included in our Annual Report on Form 10-K for the year ended December 31, 2017. For further detail and discussion of each of these awards, see "— Grants of Plan-Based Awards in 2017" and "Compensation Discussion and Analysis — Elements of Executive Compensation Program — Equity Incentive Compensation" above.

(4)
The amounts disclosed in this column do not represent actual amounts paid in cash to or value realized by the named executive officer and reflect the aggregate grant date fair value of one-time Formation Units granted in July 2017, calculated in accordance with FASB ASC Topic 718. The assumptions used to calculate these amounts are described in Note 12 to our consolidated financial statements for the year ended December 31, 2017, included in our Annual Report on Form 10-K for the year ended December 31, 2017. For further detail and discussion of each of these awards, see "— Grants of Plan-Based Awards in 2017" and "Compensation Discussion and Analysis — Elements of Executive Compensation Program — Equity Incentive Compensation" above.

(5)
Consists of the value of our 401(k) plan match for all named executive officers except Stephen Theriot. For Mr. Theriot, this amount includes reimbursement of commuting and housing expenses of $38,221 incurred by him in the course of his relocation to the Washington, D.C. area, and a related tax gross up payment of $21,628 on that amount.

(6)
Does not include OP Units received as consideration for their equity interest in the assets contributed by JBG in the formation transaction. See "Certain Relationships and Related Party Transactions— Formation Transaction Consideration" for more information.

Grants of Plan-Based Awards in 2017

       The following table sets forth information concerning the grants of plan-based awards made to each of our named executive officers for the fiscal year ended December 31, 2017.

				Estimated Future Payouts Under Equity Incentive Plan Awards(1)
Name	Grant Date	Approval Date	Award Type	Threshold Units (#)	Target Units (#)	Maximum Units (#)	All Other Option Awards Number of Securities (#)(2)	Exercise or Base Price of Option Awards($)	All Other Stock Awards Number of Units (#)(3)	Grant Date Fair Value of Awards ($)(4)
W. Matthew Kelly	7/18/2017	6/23/2017	Formation Unit	—	—	—	199,460	37.10	—	$1,763,226
	8/1/2017	6/23/2017	Time-based LTIP Unit	—	—	—	—	—	48,129	$1,622,428
	8/1/2017	6/23/2017	Performance-Based LTIP Unit	24,064	48,129	96,259	—	—	—	$1,535,331
Robert A. Stewart	7/18/2017	6/23/2017	Formation Unit	—	—	—	148,247	37.10	—	$1,310,503
	8/1/2017	6/23/2017	Time-based LTIP Unit	—	—	—	—	—	27,502	$927,092
	8/1/2017	6/23/2017	Performance-Based LTIP Unit	13,751	27,502	55,005	—	—	—	$877,329
David P. Paul	7/18/2017	6/23/2017	Formation Unit	—	—	—	168,463	37.10	—	$1,489,212
	8/1/2017	6/23/2017	Time-based LTIP Unit	—	—	—	—	—	27,502	$927,092
	8/1/2017	6/23/2017	Performance-Based LTIP Unit	13,751	27,502	55,005	—	—	—	$877,329
Stephen W. Theriot	7/18/2017	6/23/2017	Formation Unit	—	—	—	107,816	37.10	—	$953,093
	8/1/2017	6/23/2017	Time-based LTIP Unit	—	—	—	—	—	13,751	$463,546
	8/1/2017	6/23/2017	Performance-Based LTIP Unit	6,875	13,751	27,502	—	—	—	$438,656
James L. Iker	7/18/2017	6/23/2017	Formation Unit	—	—	—	161,725	37.10	—	$1,429,649
	8/1/2017	6/23/2017	Time-based LTIP Unit	—	—	—	—	—	17,189	$579,441
	8/1/2017	6/23/2017	Performance-Based LTIP Unit	8,594	17,189	34,378	—	—	—	$548,329

(1)
Represents threshold (25%), target (50%) and maximum (100%) number of Performance-Based LTIP Units that may be earned under the Performance-Based LTIP Unit Awards granted in August 2017. The number of Performance-Based LTIP Units earned will not be known until August 2020, as it is based upon the achievement of relative TSR goals measured over the performance period from August 1, 2017 through August 1, 2020. Any Performance-Based LTIPs Units earned will vest 50% on the date the number of Time-Based LTIP Units that become earned is determined and 50% on the fourth anniversary of the date of grant, subject to continued employment with us.

(2)
Represents the number of one-time "appreciation-only" equity-based awards designated as Formation Units awarded in July 2017, as described under "Compensation Discussion and Analysis."

(3)
Represents the number of Time-Based LTIP Units awarded in August 2017, as described under "Compensation Discussion and Analysis."

(4)
The amounts presented in this column represent the grant date fair value of equity awards (calculated pursuant to FASB ASC Topic 718) granted to the named executive officers in 2017 based on the maximum number of units that may be earned. For additional information on our value assumptions, refer to Note 12 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

  Executive Employment Agreements

       We entered into employment agreements with each of the named executive officers in connection with the formation transaction. The material terms of their employment agreements are described below.

       Term. For each named executive officer, the initial term of his employment expires on the third anniversary of the closing of the formation transaction, which was July 18, 2017, subject to automatic one-year renewals, unless 180 days' prior written notice of non-renewal is provided by either party or the named executive officer is earlier terminated or resigns.

       Base Salary, Target Bonus and Benefits. The employment agreements provide for annual base salaries for each of the named executive officers, as set forth in the "Compensation Discussion and Analysis — Elements of Executive Compensation Program — Annual Base Salary." Each named executive officer's employment agreement provides that his base salary is subject to review at least annually for possible increase, but not decrease. The employment agreements also establish annual cash bonus targets for each named executive officer, expressed as a percentage of annual base salary, as set forth in "Compensation Discussion and Analysis — Elements of Executive Compensation Program –Annual Cash Bonus." In addition, the employment agreements provide that each named executive officer will be entitled to participate in benefit plans and programs as are made available to our senior level executives or to our employees generally.

       2017 Equity Grants. Pursuant to the terms of the employment agreements, in connection with the formation transaction, each named executive officer received an equity grant under the JBG SMITH 2017 Omnibus Share Plan (the "2017 Plan") and the partnership agreement, in the form of Time-Based LTIP Units and Performance-Based LTIP Units. For further information, on the 2017 Equity Grants, see "Compensation Discussion and Analysis—Elements of Executive Compensation Program—Equity Incentive Compensation—2017 Equity Grants."

       Formation Awards. Pursuant to the terms of the employment agreements, with the formation transaction, each named executive officer received an award of Formation Units under the 2017 Plan and the partnership agreement. For further information on the Formation Units, see "Compensation Discussion and Analysis—Elements of Executive Compensation Program—Equity Incentive Compensation—Formation Awards."

       Severance. Under each employment agreement, if the executive is terminated without "cause" or resigns for "good reason" (each as defined in his employment agreement), he will be entitled to certain severance benefits, including enhanced benefits upon a qualifying termination that occurs in connection with a change in control, as described in detail below under "—Potential Payments Upon Termination or Change-in-Control."

       Net-Better Cutback. If any payments to a named executive officer would constitute "parachute payments" within the meaning of Section 280G of the Code, and would cause such named executive officer to become subject to the excise tax imposed under section 4999 of the Code, then such payments will be reduced to the amount that would not cause such named executive officer to be subject to the excise tax if such a reduction would put such named executive officer in a better after-tax position than if such named executive officer were to pay the excise tax.

       Restrictive Covenants. Each named executive officer is subject to a perpetual non-disclosure covenant, a non-competition covenant through the later of the third anniversary of July 18, 2017 and the first anniversary of the date such named executive officer's employment terminates for any reason, and a non-solicitation of employees and consultants covenant through the later of the third anniversary of July 18, 2017 and the second anniversary of the date such named executive officer's employment terminates for any reason.

  LTIP Units

       Pursuant to the partnership agreement, the partnership may issue compensatory partnership interests in the form of LTIP Units, which, in general, are a special class of limited partnership units of the partnership that are structured in a manner intended to qualify as "profits interests" for federal income tax purposes. LTIP Units may be subject to vesting requirements as determined prior to grant. Generally, LTIP Units receive the same quarterly (or other period) per-unit profit distributions as the outstanding OP Units beginning as of the date specified in the vesting agreement pursuant to which the LTIP Units are issued (the "Distribution Participation Date"). Net income and net loss is allocated to each LTIP Unit from the Distribution Participation Date for such LTIP Unit in amounts per LTIP Unit equal to the amounts allocated per common limited partnership unit for the same period, with certain exceptions, including special allocations as provided under the partnership agreement. If LTIP Units are held for more than three years from the date of grant of the LTIP Units before being transferred, any gain (assuming the applicable tax elections are made by the grantee) realized by the recipient upon disposition will be taxed as long-term capital gain.

       The partnership maintains a capital account balance for each LTIP Unit as of the date of grant, and a corresponding "Book-Up Target," which will generally correspond to the capital account balance of the general partner on a per-unit basis, and the Book-Up Target will be reduced by certain specified allocations and forfeitures until the LTIP Unit capital account balance has reached parity with the capital account balance of the general partner on a per-unit basis (as provided in the partnership agreement), and the Book-Up Target equals zero. The partnership will maintain at all times a one-to-one correspondence between LTIP Units and OP Units for conversion, distribution and other purposes, except as provided in the partnership agreement, and will make corresponding adjustments to the LTIP Units to maintain such correspondence upon the occurrence of certain specified adjustment events. A holder of LTIP units has the right to convert all or a portion of vested LTIP Units into OP Units, which are then subsequently redeemable for common shares, as provided in the partnership agreement. Notwithstanding the foregoing, in no event may a holder of LTIP Units convert a vested LTIP Unit the Book-Up Target of which has not been reduced to zero.

       LTIP Units are not entitled to the redemption right described above, but any OP Units into which LTIP Units are converted are entitled to this redemption right. LTIP Units, generally, vote with the OP Units and do not have any separate voting rights except in connection with actions that would materially and adversely affect the rights of the LTIP Units.

  Performance-Based LTIP Units

       Under the 2017 Plan, participants may earn awards in the form of Performance-Based LTIP Units based on the achievement of certain financial goals, which may include absolute TSR and TSR relative to our peer group over a specified measurement period, or other performance metrics.

       Performance-Based LTIP Units are valued by reference to the value of a common share. The employment conditions, the length of the period for vesting and other applicable conditions and restrictions of Performance-Based LTIP Unit awards, including computation of financial metrics and/or achievement of pre-established performance goals, are established prior to grant. Such Performance-Based LTIP Unit awards may provide the holder with rights to distributions or dividend equivalents prior to vesting. It is anticipated that net income and net loss will be allocated to each Performance-Based LTIP Unit from the date of issuance until the Distribution Participation Date for such Performance-Based LTIP Unit in amounts per Performance-Based LTIP Unit equal to 10% of the amounts allocated per common limited partnership unit for the same period.

       Like LTIP Units, Performance-Based LTIP Unit awards are structured in a manner intended to qualify as "profits interests" for federal income tax purposes, meaning that, under current law, no income will be recognized by the recipient upon grant or vesting, and we will not be entitled to any deduction. The holder of the Performance-Based LTIP Units is entitled to receive distributions with respect to such Performance-Based LTIP Units to the extent that may be provided for in the partnership agreement, as modified by the award agreement, and is not entitled to receive distributions prior to the applicable Distribution Participation Date. If Performance-Based LTIP Units are held for more than three years from the date of grant of the Performance-Based LTIP Units before being transferred, any gain (assuming the applicable tax elections are made by the grantee) realized by the recipient upon disposition will be taxed as long-term capital gain.

  Formation Units

       Formation Units are a class of partnership interests in the partnership that were generally granted to certain individuals in connection with the formation transaction. Formation Units are intended to qualify as "profits interests" for federal income tax purposes and are designed to have economics comparable to stock options in that, assuming vesting, they allow the recipient to realize value above a threshold level set at the time of award to be equal to 100% of the then-fair market value of a common share.

       Because the Formation Units are outstanding partnership interests, until conversion to vested LTIP Units, holders of Formation Units will receive special allocations of liquidating gains and liquidating losses as provided under the partnership agreement. Holders of Formation Units will not receive distributions or allocations of net income or net loss prior to vesting and conversion to vested LTIP Units and, as a result, will be required to fund their tax liability relating to any special allocations they receive with respect to their Formation Units from other sources. However, upon conversion of Formation Units to vested LTIP Units, the holder will be entitled to receive a distribution per unit equal to 10% of the per unit distributions received by holders of OP Units during the period from the grant date of the Formation Units through the date of such conversion, or such other fraction as specified in the applicable award agreement. Upon conversion of Formation Units to vested LTIP Units, the holder generally is entitled to receive allocations of net income and net loss such that the ratio of (i) the total amount of net income or net loss with respect to each Formation Unit in such taxable year to (ii) the total amount distributed to that Formation Unit with respect to such period is equal (as nearly as practicable) to the ratio of (i) to (ii) with respect to the general partner's OP Units for such taxable year, with certain exceptions, including any special allocations as provided under the partnership agreement. As a result, assuming that the partnership makes distributions equal to or greater than its taxable income, holders of Formation Units should receive distributions that equal or exceed the amount of any allocations of taxable income they have been allocated.

       If Formation Units are held for more than three years from the date of grant of the Formation Units before being transferred, any gain (assuming the applicable tax elections are made by the grantee) realized by the recipient upon disposition will be taxed as long-term capital gain.

Outstanding Equity Awards at Fiscal Year-End December 31, 2017

       The following table sets forth the outstanding equity awards for each named executive officer as of December 31, 2017.

Name	Award Type	Grant Date		Number of Securities Underlying Options Exercisable/ Units Convertible	Number of Securities Underlying Options Not Exercisable/ Units Not Convertible	Option Expiration Date	Option Exercise Price ($)	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)

W. Matthew Kelly	Formation Unit	7/18/2017	(3)	—	199,460	7/18/2027	37.10	—	—	—	—
	Time-Based LTIP Unit	8/1/2017	(4)	—	—	—	—	48,129	1,671,520	—	—
	Performance-Based LTIP Unit	8/1/2017		—	—	—	—	—	—	24,064	835,743
Robert A. Stewart	Formation Unit	7/18/2017	(3)	—	148,247	7/18/2027	37.10	—	—	—	—
	Time-Based LTIP Unit	8/1/2017	(4)	—	—	—	—	27,502	955,144	—	—
	Performance-Based LTIP Unit	8/1/2017		—	—	—	—	—	—	13,751	477,572
David P. Paul	Formation Unit	7/18/2017	(3)	—	168,463	7/18/2027	37.10	—	—	—	—
	Time-Based LTIP Unit	8/1/2017	(4)	—	—	—	—	27,502	955,144	—	—
	Performance-Based LTIP Unit	8/1/2017		—	—	—	—	—	—	13,751	477,572
Stephen W. Theriot	Formation Unit	7/18/2017	(3)	—	107,816	7/18/2027	37.10	—	—	—	—
	Time-Based LTIP Unit	8/1/2017	(4)	—	—	—	—	13,751	477,572	—	—
	Performance-Based LTIP Unit	8/1/2017		—	—	—	—	—	—	6,875	238,769
James L. Iker	Formation Unit	7/18/2017	(3)	—	161,725	7/18/2027	37.10	—	—	—	—
	Time-Based LTIP Unit	8/1/2017	(4)	—	—	—	—	17,189	596,974	—	—
	Performance-Based LTIP Unit	8/1/2017		—	—	—	—	—	—	8,594	298,470

(1)
The values under this column are calculated based on our year-end share price.
(2)
The awards under this column entitled "Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested" are awards of Performance-Based LTIP Units. Performance-Based LTIP Units awarded in 2017 do not have any value unless specified performance criteria are met and specified criteria for converting and/or redeeming the Performance-Based LTIP Units for Shares are also met. As of December 31, 2017, these criteria had not been met (as the relevant performance period has not yet ended). In accordance with applicable SEC rules, the values presented in the table for these Performance-Based LTIP Units are calculated based on our year-end share price as if the threshold performance, converting and redemption conditions for these units had been met as of that date. The Performance-Based LTIP Units vest 50% upon Compensation Committee determination of the amount of Performance-Based LTIP Units earned for the three-year performance period and 50% on the fourth anniversary of the date of grant, subject to continued employment.

(3)
Represents the number of one-time "appreciation-only" equity-based awards designated as Formation Units awarded in July 2017, which vest 25% on each of the third and fourth anniversaries, and 50% on the fifth anniversary, of the date of grant.

(4)
Represents the number of Time-Based LTIP Units awarded in August 2017, which vest 25% on each of the first four anniversaries of the date of grant.

2017 Option Exercises and Shares Vested

       For the year ended December 31, 2017, no equity awards of our named executive officers vested.

Employee Retirement Plan

       We do not provide a retirement plan other than a 401(k) plan.

Deferred Compensation

       We do not provide any deferred compensation programs.

Potential Payments upon Termination or Change in Control

       The following summarizes the payments that we may be required to make to our named executive officers in connection with a termination of employment or change in control.

  Employment Agreements

       As described above, the Company previously entered into employment agreements with its current named executive officers. The following discussion summarizes the payments we may be required to make under the employment agreements upon the following termination events: (i) termination by us without "cause" or by the executive for "good reason" other than a termination within two years following a "change in control" of the Company; (ii) termination by us without "cause" or by the executive for "good reason" within two years following a "change in control" of the Company; and (iii) death or disability of the named executive officer. The potential payments to our named executive officers will vary depending on which one of these termination events occurs.

       Regardless of the reason for any termination of employment, each executive officer is entitled to receive the following benefits upon termination pursuant to his employment agreement with the Company: (1) payment of any unpaid portion of such named executive officer's base salary through the effective date of termination; (2) payment of any accrued but unused vacation pay through the effective date of termination, to the extent provided by the Company's vacation policy; (3) reimbursement for any outstanding reasonable business expenses; and (4) payment of any compensation or benefits as may be required by any Company employee benefit plans or programs.

  Termination by us for "Cause" or by the named executive officer without "Good Reason"

       If we terminate any named executive officer's employment agreement for "cause" or the named executive officer terminates his or her employment agreement without "good reason," the executive will only receive the benefits to be provided regardless of the reason for the termination of employment.

  Termination by us without "Cause" or by the named executive officer for "Good Reason", outside of a Change in Control

       If we terminate any named executive officer without "cause" or a named executive officer terminates his employment for "good reason," in either case other than following the execution of a definitive agreement the consummation of which would result in, or within two years following, a change in control, the executive will have the right to receive, in addition to the benefits to be provided regardless of the reason for the termination of employment, a severance payment that will consist of: (i) cash payment equal to one times the sum of the named executive officer's base salary and target bonus, (ii) a pro rata bonus for the year of termination, determined based on actual performance, (iii) health care continuation for 18 months, (iv) certain equity vesting benefits as described in the following sentence, and (v) any unpaid annual bonus for the year preceding the year of termination if the relevant measurement period for such bonus concluded prior to the termination date. With respect to the equity vesting benefits referenced in (iv) above, any outstanding unvested portion of the named executive officer's Initial Formation Award and any LTIP Units or other equity awards without performance conditions will vest, and for any Performance-Based LTIP Units and other performance-based awards, a pro rata portion of the awards scheduled to vest on the next vesting date will vest. In addition, any vested stock options held by the terminated named executive officer will remain exercisable for 60 days following termination (or, if earlier, for the remainder of the term of the option) and any vested and unconverted portion of the named executive officer's profits interests will remain convertible.

  Termination by us without "Cause" or by the named executive officer for "Good Reason", following a Change in Control

       If we terminate any named executive officer without "cause" or a named executive officer terminates his employment for "good reason," in either case following the execution of a definitive agreement the consummation of which would result in, or within two years following, a change in control, the executive will have the right to receive, in addition to the benefits to be provided regardless of the reason for the termination of employment, a severance payment that will consist of: (i) cash payment equal to two times (or three times for W. Matthew. Kelly) the sum of the named executive officer's base salary and target bonus, (ii) a pro rata amount of his target annual bonus for the year of termination, (iii) health care continuation for two years, (iv) certain equity vesting benefits as described in the next sentence, and (v) any unpaid annual bonus for the year preceding the year of termination if the relevant measurement period for such bonus concluded prior to the termination date. With respect to the equity vesting benefits referenced in (iv) above, all outstanding unvested equity-based awards (including the named executive officer's Initial Formation Award) will vest. In addition, any vested options held by the terminated named executive officer will remain exercisable for 60 days following termination (or, if earlier, for the remainder of the term of the option) and any vested and unconverted portion of the named executive officer's profits interests will remain convertible.

       For purposes of the employment agreements, the terms, "Cause," "Good Reason" and "Change in Control" are defined as follows:

       "Cause" generally means the named executive officer's (i) conviction of, or plea of guilty or nolo contendere to, a felony; (ii) willful and continued failure to use reasonable best efforts to substantially perform his or her duties (other than such failure resulting from the named executive officer's incapacity due to physical or mental illness) that such named executive officer fails to remedy to our reasonable satisfaction within 30 days after our written notice of such failure; or (iii) willful misconduct that is materially economically injurious to us.

       "Good reason" generally means: (i) a reduction in base salary or target annual bonus, (ii) a material diminution in position, authority, duties or responsibilities or the assignment of duties materially and adversely inconsistent with such named executive officer's position as provided under such named executive officer's employment agreement; (iii) a relocation of employment to a location outside of the Washington, DC metropolitan area; or (iv) our material breach of any provision of the employment agreement or any equity agreement with such named executive officer, which will be deemed to include (x) the named executive officer's not holding the title prescribed under the employment agreement, (y) failure of our successor to assume the employment agreement and (z) such named executive officer no longer reporting directly to our Chief Executive Officer (or, in the case of W. Matthew. Kelly, our Board).

       "Change in Control" means the occurrence of one of the following events:

       (i)    Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then-outstanding common shares (the "Outstanding Company Common Shares") or (2) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of trustees (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this section, the following acquisitions shall not constitute a Change of Control: (a) any acquisition directly from the Company, (b) any acquisition by the Company, (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its affiliates or (d) any acquisition by any entity pursuant to a transaction that complies with the provisions of sections (iii)(1), (2) and (3) below;

       (ii)   Any time at which individuals who, as of the date hereof, constitute the board of trustees of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a trustee subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the trustees then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of trustees or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

       (iii)  Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Shares and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Shares and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

       (iv)  Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

       The compensation payable to our named executive officers upon such terminations or change in control will be paid in a single lump sum. The other benefits will be conditioned upon the executive's continued compliance with the non-competition, non-solicitation, confidentiality and other covenants contained in the employment agreement. All of the foregoing benefits payable upon termination are conditioned upon the executive's execution of a general release of claims.

  Death or Disability

       In the event an executive's employment is terminated by reason of "disability" or death, the executive, or his beneficiary, legal representative or estate, in the case of his death, will be entitled to receive: (i) vesting of any outstanding unvested portion of the Formation Units received in connection with the formation transaction (the "Initial Formation Award"), (ii) vesting of a prorated portion of any outstanding unvested Performance-Based LTIP Units scheduled to vest on the next vesting date (if earned pursuant to the terms and conditions of the award agreement) based on the number of days completed in the vesting cycle then in process for such awards up to and including the date of termination, divided by the total number of days in such vesting cycle, (iii) vesting of all outstanding unvested LTIP Units, (iv) a pro rata bonus for the year of termination, determined based on actual performance, and (v) any unpaid annual bonus for the year preceding the year of termination if the relevant measurement period for such bonus concluded prior to the termination date. Under the employment agreement, the Company may terminate the executive's employment for "disability" if, as a result of the executive's incapacity due to physical or mental illness, he has been substantially unable to perform his duties under the agreement for a continuous period of 180 days, and within 30 days after written notice of termination is given after such 180-day period, executive shall not have returned to the substantial performance of his duties on a full-time basis.

  2017 Plan

       The 2017 Plan provides that if the Company experiences a change in control, then the Compensation Committee may take one or more of the following actions with respect to outstanding awards, in its sole discretion: (i) settle such awards for an amount of cash or securities; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of employment within a specified period after a change in control) upon which the vesting of such awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (as is or as adjusted by the committee) after closing or (v) provide that for a period of at least 20 days prior to the Change in Control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the change in control will be exercisable as to all shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the change in control and if the change in control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the change in control. Under the 2017 Plan, the term "change in control" has the same meaning assigned to such term in the employment agreements.

  Quantification of Benefits under the Termination and Change in Control Events

       The following table summarizes the cash payments and estimated equivalent cash value of benefits that would have been provided to our named executive officers under the terms of their employment agreements described above upon termination under various scenarios, or upon a change in control without a termination, as of December 31, 2017:

	Termination						No Termination
Name	Without Cause/For Good Reason		Without Cause/ For Good Reason Upon or Within Two Years Following a Change of Control		Death/Disability		Change in Control(1)
W. Matthew Kelly
Cash Severance(2)	$1,500,000		$4,500,000		$—		$—
Pro Rata 2017 Bonus	$750,000	(3)	$750,000	(4)	$750,000	(3)	$—
Healthcare Benefits	$22,536		$30,048		$—		$—
Accelerated Vesting of Time-Based LTIP Units(5)	$1,671,520		$1,671,520		$1,671,520		$—
Accelerated Vesting of Performance-Based LTIP Units(6)	$—		$—		$—		$—
Accelerated Vesting of Initial Formation Award(7)	$—		$—		$—		$—
Cancellation of Equity Awards in Exchange for Cash	$—		$—		$—		$2,507,263
Robert A. Stewart
Cash Severance(2)	$500,000		$1,000,000		$—		$—
Healthcare Benefits	$22,536		$30,048		$—		$—
Accelerated Vesting of Time-Based LTIP Units(5)	$955,144		$955,144		$955,144		$—
Accelerated Vesting of Performance-Based LTIP Units(6)	$—		$—		$—		$—
Accelerated Vesting of Initial Formation Award(7)	$—		$—		$—		$—
Cancellation of Equity Awards in Exchange for Cash	$—		$—		$—		$1,432,716
David P. Paul
Cash Severance(2)	$1,250,000		$2,500,000		$—		$—
Pro Rata 2017 Bonus	$625,000	(3)	$625,000	(4)	$625,000	(3)	$—
Healthcare Benefits	$22,536		$30,048		$—		$—
Accelerated Vesting of Time-Based LTIP Units(5)	$955,144		$955,144		$955,144		$—
Accelerated Vesting of Performance-Based LTIP Units(6)	$—		$—		$—		$—
Accelerated Vesting of Initial Formation Award(7)	$—		$—		$—		$—
Cancellation of Equity Awards in Exchange for Cash	$—		$—		$—		$1,432,716
Stephen W. Theriot
Cash Severance(2)	$1,100,000		$2,200,000		$—		$—
Pro Rata 2017 Bonus	$550,000	(3)	$550,000	(4)	$550,000	(3)	$—
Healthcare Benefits	$22,536		$30,048		$—		$—
Accelerated Vesting of Time-Based LTIP Units(5)	$477,572		$477,572		$477,572		$—
Accelerated Vesting of Performance-Based LTIP Units(6)	$—		$—		$—		$—
Accelerated Vesting of Initial Formation Award(7)	$—		$—		$—		$—
Cancellation of Equity Awards in Exchange for Cash	$—		$—		$—		$716,341

	Termination						No Termination
Name	Without Cause/For Good Reason		Without Cause/ For Good Reason Upon or Within Two Years Following a Change of Control		Death/Disability		Change in Control(1)
James L. Iker
Cash Severance(2)	$1,000,000		$2,000,000		$—		$—
Pro Rata 2017 Bonus	$500,000	(3)	$500,000	(4)	$500,000	(3)	$—
Healthcare Benefits	$22,536		$30,048		$—		$—
Accelerated Vesting of Time-Based LTIP Units(5)	$596,974		$596,974		$596,974		$—
Accelerated Vesting of Performance-Based LTIP Units(6)	$—		$—		$—		$—
Accelerated Vesting of Initial Formation Award(7)	$—		$—		$—		$—
Cancellation of Equity Awards in Exchange for Cash	$—		$—		$—		$895,444

(1)
Consists of a "change in control" under the 2017 Plan in which the Committee, in its sole discretion, elects to settle all outstanding awards for cash, as permitted under the 2017 Plan, except that, in the case of the Formation Units, elects to terminate the awards without payment of consideration, since the Formation Unit participation threshold exceeds the closing price of our common shares of $34.73 on December 29, 2017. Amounts assume that, with respect to the Performance-Based LTIP Units, the Committee elects, in its sole discretion, to deem the performance conditions satisfied at maximum level, as permitted under the 2017 Plan. Amounts calculated as (i) the number of all Time-Based LTIP Units that have not vested and the number of all Performance-Based LTIP Units that have not vested (from the Outstanding Equity Awards at Fiscal Year-End December 31, 2017 Table) multiplied by (ii) the closing price of our common shares of $34.73 on December 29, 2017.

(2)
Represents cash severance payment based on 2017 base salary and 2017 target bonus.

(3)
Based on the assumption that the termination of employment occurs on December 31, 2017, the "pro rata" bonus payment is equivalent to the actual bonus paid for such entire fiscal year.

(4)
Based on the assumption that the termination of employment occurs on December 31, 2017, the "pro rata" bonus payment is equivalent to the target bonus for such fiscal year.

(5)
Amount calculated as (i) the number of units that have not vested (from the Outstanding Equity Awards at Fiscal Year-End December 31, 2017 Table) multiplied by (ii) the closing price of our common shares of $34.73 on December 29, 2017.

(6)
Based on our absolute TSR and TSR relative to our peer group over a specified period ending December 29, 2017, none of our Performance-Based LTIP Units would become earned as of December 29, 2017 and thus would not be eligible to vest.

(7)
Accelerated vesting of Formation Units is calculated as the difference between the closing price of our common shares of $34.73 on December 29, 2017 and the "participation threshold" ($37.10) of the Formation Units, which value is negative.

Equity Compensation Plan Information

       The following table sets forth certain information concerning our common shares authorized for issuance under the 2017 Plan and our 2017 Employee Share Purchase Plan (the "Share Purchase Plan") as of December 31, 2017.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by shareholders(1)	3,687,672	(2)	$—	8,708,528	(3)
Equity compensation plans not approved by shareholders	—		—	—
Total equity compensation plans	3,687,672		$—	8,708,528
  (1)
  Each of the 2017 Plan and the Share Purchase Plan was adopted by our Board on June 23, 2017, approved by our sole shareholder on July 10, 2017 and became effective as of July 17, 2017.

  (2)
  This amount represents the number of our common shares that may be issued upon conversion of OP units that may be received upon conversion of LTIPs, Time-Based LTIP Units, Performance-Based LTIP Units and Formation Units awarded under the 2017 Plan. This amount assumes that the maximum number of our common shares is issued upon achievement of the performance targets for the Performance-Based LTIP Units.

  (3)
  As of December 31, 2017, there were 6,642,528 common shares available for future issuance under the 2017 Plan and 2,066,000 common shares available for future issuance under the Share Purchase Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       As of March 5, 2018, we had approximately 118.0 million common shares outstanding and 19.8 million OP Units outstanding (other than OP Units owned by us) for an aggregate of approximately 137.8 million outstanding shares and OP Units. This section sets forth information regarding the beneficial ownership of our executive officers, trustees and holders known to us to hold more than 5% of our common shares.

Security Ownership of Trustees and Executive Officers

       The table below sets forth the beneficial ownership of the Company's securities by its trustees, named executive officers and trustees and executive officers as a group as of March 5, 2018.

       The SEC has defined "beneficial ownership" of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A shareholder is also deemed to be, as of any date, the beneficial owner of all securities that such shareholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, common shares subject to options or other rights (as set forth above) held by that person that are currently exercisable or will become exercisable within 60 days thereafter are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Each person named in the table has sole voting and investment power with respect to all securities shown as beneficially owned by such person, except as otherwise indicated in the table or footnotes below.

       Unless otherwise indicated, the address of each named person is c/o JBG SMITH Properties, 4445 Willard Avenue, Suite 400, Chevy Chase, MD 20815. The table does not reflect common shares or OP Units underlying equity awards made to our trustees and executive officers that do not vest or are not redeemable in 60 days or less from the date of March 5, 2018. To our knowledge, no shares beneficially owned by any executive officer or director have been pledged as security.

	Number of Common Shares and OP Units(1)	Percent of All Common Shares(1)	Percent of All Common Shares and OP Units(1)
Steven Roth(2)	4,500,410	3.82%	3.27%
W. Matthew Kelly(3)	1,154,122	*	*
Scott A. Estes	20,000	*	*
Alan S. Forman(4)	5,145,068	4.36	3.74
Michael J. Glosserman(5)	829,144	*	*
Charles E. Haldeman, Jr.	20,000	*	*
James L. Iker(6)	1,019,513	*	*
Carol A. Melton	—	*	*
William J. Mulrow	—	*	*
David P. Paul(7)	507,229	*	*
Mitchell N. Schear(8)	74,007	*	*
Ellen Shuman	—	*	*
Robert A. Stewart(9)	1,031,224	*	*
Stephen W. Theriot(10)	6,558	*	*
John F. Wood	—	*	*
All trustees and executive officers as a group (18 people)	15,716,408	13.32%	11.41%

*
Less than 1.0%

(1)
The total number of common shares and OP Units outstanding used in calculating this percentage assumes that all OP Units that each person owns are deemed to have been redeemed for common shares, but such common shares are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.
(2)
Consists of 4,236,979 common shares and 263,431 OP Units. Interstate Properties, a partnership of which Mr. Roth is one of the three general partners, received 2,751,774 common shares in the distribution by Vornado. These common shares are included in the total common shares and the percentage of common shares beneficially owned for Mr. Roth. Mr. Roth shares voting power and investment power with respect to these common shares with the two other general partners. Also includes 1,936 common shares owned by the Daryl and Steven Roth Foundation over which Mr. Roth holds sole voting power and sole investment power. Does not include 18,649 common shares which are owned by Mr. Roth's spouse, as to which Mr. Roth disclaims any beneficial interest.
(3)
Consists solely of OP Units, 1,022,324 of which are subject to the transfer and/or vesting restrictions described in "Certain Relationships and Related Party Transactions—Formation Transaction Consideration."
(4)
Consists solely of common shares held by Yale University through various investment vehicles. Mr. Forman serves as Director of Investments at the Yale University Investments Office. Mr. Forman disclaims beneficial ownership of all common shares owned by Yale University.
(5)
Consists solely of OP Units, 596,850 of which are subject to the transfer and/or vesting restrictions described in "Certain Relationships and Related Party Transactions—Formation Transaction Consideration." 149,212 units are held through a limited liability company in which Mr. Glosserman disclaims beneficial ownership.
(6)
Consists solely of OP Units, 886,130 of which are subject to the transfer and/or vesting restrictions described in "Certain Relationships and Related Party Transactions—Formation Transaction Consideration."
(7)
Consists solely of OP Units, 454,198 of which are subject to the transfer and/or vesting restrictions described in "Certain Relationships and Related Party Transactions—Formation Transaction Consideration."
(8)
Consists of 31,938 common shares and 42,069 OP Units.
(9)
Consists solely of OP Units, 807,384 of which are subject to the transfer and/or vesting restrictions described in "Certain Relationships and Related Party Transactions—Formation Transaction Consideration."
(10)
Consists of 2,002 common shares and 4,556 OP Units.

Security Ownership of Certain Beneficial Owners

       The following table sets forth the beneficial ownership of the Company's securities by each holder of five percent or more of our common shares as of March 5, 2018.

	Number of Common Shares and Partnership Units	Percent of All Common Shares	Percent of All Common Shares and Partnership Units
The Vanguard Group, Inc.(1) 100 Vanguard Boulevard Malvern, PA 19355	15,669,903	13.28%	11.38%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	9,513,198	8.07%	6.91
Vanguard Specialized Funds – Vanguard REIT Index Fund(3) 100 Vanguard Boulevard Malvern, PA 19355	6,366,803	5.40%	4.62
Norges Bank (The Central Bank of Norway)(4) Bankplassen 2 PO Box 1179 Sentrum NO 0107 Oslo, Norway	5,905, 376	5.01%	4.29%

  (1)
  Based on information provided in a Schedule 13G/A filed on February 8, 2018 by The Vanguard Group. The Vanguard Group has sole voting power with respect to 147,120 Common Shares, shared voting power with respect to 115,241 Common Shares, sole dispositive power with respect to 15,513,787 Common Shares and shared dispositive power with respect to 156,116 Common Shares. The Schedule 13G/A further indicated that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, is the beneficial owner of 40,875 Common Shares as a result of its serving as investment manager of collective trust accounts and that Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, is the beneficial owner of 221,486 Common Shares as a result of its serving as investment manager of Australian investment offerings.
  (2)
  Based on information provided in a Schedule 13G filed on February 1, 2018 by Vanguard Specialized Funds – Vanguard REIT Index Fund.
  (3)
  Based on information provided in a Schedule 13G filed on February 1, 2018 by BlackRock.
  (4)
  Based on information provided in a Schedule 13G/A filed on January 5, 2018 by Norges Bank.

Section 16(a) Beneficial Ownership Reporting Compliance

       Section 16(a) of the Exchange Act requires our executive officers and trustees, and persons who own more than 10% of our outstanding common shares, to file reports of securities ownership and changes in such ownership with the SEC. Executive officers, trustees and greater than 10% shareholders also are required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file.

       Based solely upon a review of Forms 3 and 4 and amendments thereto and written executive representations furnished to us during the most recent fiscal year, no person who at any time during the fiscal year was a trustee, officer, or beneficial owner or more than 10% of any class of our equity securities failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

       Our Board has adopted a written statement of policy regarding transactions with related persons, which we refer to as our "related party transactions policy." Our related party transactions policy requires that a "related party," which is defined as (i) any person who is or was a trustee, nominee for trustee, or executive officer of the Company at any time since the beginning of the last fiscal year, even if such person does not presently serve in that role; (ii) any person known by the Company to be the beneficial owner of more than 5% of the Company's common shares when the related party transaction in question is expected to occur or exist (or when it occurred or existed); and (iii) any person who is or was an immediate family member of any of the foregoing when the related party transaction in question is expected to occur or exist (or when it occurred or existed), must promptly disclose any "related party transaction" (defined as any transaction directly or indirectly involving any related party that is required to be disclosed under Item 404(a) of Regulation S-K) to the Chief Legal Officer. Related party transactions must be approved or ratified by either the Corporate Governance and Nominating Committee or the full Board.

Agreements with Vornado

       Following completion of the formation transaction in July 2017, the Company and Vornado have operated separately, each as an independent public company. In connection with the formation transaction, the Company and Vornado entered into a Separation and Distribution Agreement (the "Separation Agreement") and certain other agreements pursuant to which the Company received substantially all of the assets and liabilities of Vornado's Washington, DC segment, which operated as Vornado / Charles E. Smith, provided a framework for our relationship with Vornado after the formation transaction and provided for the allocation between the Company and Vornado of Vornado's assets, liabilities and obligations (including its assets, employees and tax-related assets and liabilities) attributable to periods prior to, at and after our separation from Vornado, such as a Transition Services Agreement, a Tax Matters Agreement, and an Employee Matters Agreement.

The Separation Agreement

       The Separation Agreement identified the assets to be transferred, the liabilities to be assumed and the contracts to be assigned to the Company and Vornado as part of the formation transaction, and it provided for when and how these transfers, assumptions and assignments would occur.

       Pursuant to the Separation Agreement, each of the Company and Vornado assumed liability for all pending, threatened and unasserted legal matters related to its own business or its assumed or retained liabilities, and agreed to indemnify the other party for any liability to the extent arising out of or resulting from such assumed or retained legal matters. Additionally, the Company and our affiliates and Vornado and its affiliates released and discharged the other party from all liabilities related to its own business or assets received in the formation transaction and certain other liabilities.

       The Separation Agreement provides that we and Vornado are obligated to indemnify the other parties' affiliates, trustees, officers and employees from and against all liabilities relating to the business and assets acquired (in the case of the Company's indemnification obligation) or retained (in the case of Vornado's indemnification obligation) in connection with the formation transaction, the failure to pay such liabilities by the other party, and any breach by the other party of the Separation Agreement or ancillary agreements, guarantees or credit support agreements for its own benefit.

Transition Services Agreement

       The Company and Vornado entered into a Transition Services Agreement in connection with the formation transaction pursuant to which Vornado and its subsidiaries are obligated to provide various corporate support services to the Company on an interim, transitional basis. The services to be provided to the Company initially include information technology, financial reporting and SEC compliance, insurance and payroll and benefits. The costs of the services to be provided to the Company are based on fully burdened cost and are expected to diminish over time as the Company fills vacant positions and builds its own infrastructure. We believe that the terms are comparable to those that would have been negotiated on an arm's-length basis.

       The Transition Services Agreement will terminate on the expiration of the term of the last service provided under it, which will generally be up to 24 months following July 17, 2017. Either party may terminate the agreement upon a change in control of the other party, and the Company, as the recipient for a particular service, generally can terminate that service prior to the scheduled expiration date. In 2017, we incurred total charges of approximately $2.2 million for services provided under the Transition Services Agreement.

Tax Matters Agreement

       In connection with the formation transaction, Vornado and the Company entered into a Tax Matters Agreement which generally governs Vornado's and our respective rights, responsibilities and obligations after the formation transaction with respect to taxes (including taxes arising in the ordinary course of business and taxes, if any, incurred as a result of any failure of the formation transaction and certain related transactions to qualify as tax-free for U.S. federal income tax purposes), tax attributes, tax returns, tax elections, tax contests and certain other tax matters.

       In general, under the Tax Matters Agreement, the Company is liable for any taxes (other than taxes related to the pro rata distribution on July 17, 2017 by Vornado to its common shareholders of all of our common shares held by Vornado (the "distribution"), which will be allocated in the manner described in the next paragraph) attributable to the Company and our subsidiaries, unless such taxes are imposed on the Company or any of the REITs contributed by Vornado (i) with respect to a period before the distribution as a result of any action taken by Vornado after the distribution, or (ii) with respect to any period as a result of Vornado's failure to qualify as a REIT for the taxable year of Vornado that includes the distribution.

       In addition, the Tax Matters Agreement imposes certain restrictions on the Company and our subsidiaries (including restrictions on share issuances, business combinations, sales of assets and similar transactions) that are designed to preserve the tax-free status of the distribution by Vornado and certain related transactions. The Tax Matters Agreement provides special rules that allocate tax liabilities in the event the distribution by Vornado, together with certain related transactions, is not tax-free. In general, under the Tax Matters Agreement, each party is responsible for any taxes imposed on Vornado or the Company that arise from the failure of the distribution by Vornado, together with certain related transactions, to qualify as a tax-free transaction for U.S. federal income tax purposes under Sections 368(a)(1)(D) and 355 of the Code (including as a result of Section 355(e) of the Code), to the extent that the failure to so qualify is attributable to actions, events or transactions relating to such party's respective shares, assets or business, or a breach of the relevant representations or covenants made by that party in the Tax Matters Agreement.

Employee Matters Agreement

       In connection with the formation transaction, Vornado and the Company entered into an Employee Matters Agreement to allocate liabilities and responsibilities relating to employment matters, employee compensation and benefits plans and programs, and other related matters.

       The Employee Matters Agreement governs Vornado's and our compensation and employee benefit obligations relating to former employees of Vornado who are, since the formation transaction, employed by the Company, and it generally allocates liabilities and responsibilities relating to employee compensation and benefit plans and programs for such employees between Vornado and the Company. The Employee Matters Agreement provides that the Company will establish compensation and benefit plans and programs for our employees, at the times set forth therein. In addition, the Employee Matters Agreement provides that, unless otherwise specified, Vornado remains responsible for certain liabilities associated with former Vornado employees, employment-related liabilities associated with former employees of Vornado who, since the formation transaction, are now employed by us that arise on or prior to the formation transaction, and any liabilities associated with Vornado's benefit plans in respect of Vornado employees, regardless of when incurred. The Company is responsible for employment-related liabilities associated with employees who, since the formation transaction, are now employed by us.

       The Employee Matters Agreement also sets forth the general principles relating to employee matters, including with respect to the assignment of employees, employment agreements, workers' compensation, recognition of employee service credit under the our benefit plans and the duplication of benefits.

Cleaning Services Agreements

       Pursuant to the Master Transaction Agreement certain subsidiaries of the Company and a subsidiary of Vornado entered into agreements pursuant to which a subsidiary of Vornado provides cleaning, engineering and security services to certain properties received in connection with the formation transaction. The initial term of these agreements is two years from the formation transaction, with each agreement subject to automatic renewal for additional one-year terms, unless terminated earlier by either party. In 2017, we paid approximately $13.6 million pursuant to these agreements.

Property Management Agreements

       The Company and Vornado entered into management contracts in connection with the formation transaction whereby the Company provides property management, asset management, leasing brokerage and other similar services with respect to certain Vornado real property assets located in the Washington, DC metropolitan area that were not contributed to us in the formation transaction. In 2017, total revenue related to these services was approximately $779,000 pursuant to these management agreements.

Registration Rights Agreements

       In connection with the Master Transaction Agreement, we entered into a registration rights agreement with certain parties that received common shares in the formation transaction (the "Shares Registration Rights Agreement") and a separate registration rights agreement with certain parties that received OP Units in the formation transaction (the "Units Registration Rights Agreement" and together with the Shares Registration Rights Agreement, the "Registration Rights Agreements").

       As required under the Shares Registration Rights Agreement, we filed a registration statement to register for resale the common shares issued in the formation transaction. The registration statement was declared effective on September 29, 2017. We were required to pay all expenses related to our registration obligations under such Shares Registration Rights Agreement, except for any brokerage and sales commission fees and disbursements of each holder's counsel, accountants and other holder's advisors, and any transfer taxes relating to the sale or disposition of the common shares by such holder. Under the Shares Registration Rights Agreement, we were obligated to have such registration statement remain effective until all common shares have been sold or are eligible to be resold without registration under Rule 144 promulgated under the Securities Act. As of the date of this proxy statement, we have satisfied our obligations under the Shares Registration Rights Agreement.

       Under the Units Registration Rights Agreement, subject to certain exceptions, we agreed to file one or more registration statements within 13 months following the consummation of the formation transaction that cover either the issuance or the resale of common shares issued in exchange for OP Units issued in the formation transaction. We also are required to use commercially reasonable efforts to cause the registration statement(s) to become effective as promptly as practicable after filing and (i) for registration statement(s) relating to the issuance of common shares, remain effective until all OP Units issued in the formation transaction have been redeemed or exchanged or the common shares eligible for registration no longer exist as a class of securities, or (ii) for registration statement(s) relating to the resale of common shares, remain effective until all common shares have been sold or are eligible to be resold without registration under Rule 144 promulgated under the Securities Act. If we determine to register the resale of the common shares, each holder of OP Units issued in the formation transaction desiring to be covered by the registration statement will be required to provide us with all information regarding the holder and the holder's plan of distribution that is required to be included in the registration statement. We will pay all the expenses relating to the registration of common shares.

       The registration of either the issuance or the resale of the common shares to be received upon redemption of OP Units generally will enable holders of OP Units to immediately resell under U.S. federal securities laws any common shares received upon the redemption of OP Units that were issued in the formation transaction. The Registration Rights Agreements permit us to suspend the use of any registration statement if we have material information that has not yet been included in the registration statement, we are engaging in an underwritten offering of our own shares or in certain other circumstances. We are not permitted to suspend the use of any registration statement pursuant to these provisions for more than 180 days in any 12-month period.

       The Registration Rights Agreements also provide for customary indemnification obligations of both the Company and the holders in connection with any registration statement. In general, we will indemnify each person receiving the registration rights for any liability arising out of any actual or alleged material misstatements or omissions contained in a registration statement or related prospectus, except for misstatements or omissions relating to the information provided by that person. Each person receiving the registration rights provided us with corresponding indemnification relating to the information provided by the holder. The rights under any agreement with respect to common shares issuable upon exchange of OP Units generally are transferable in connection with any permitted transfer of the OP Units.

Management Subcontracts

       Pursuant to the terms of the Master Transaction Agreement, we provide services for the benefit of the JBG Legacy Funds, which are entities owned in part by members of our senior management, and other third parties. Such services are provided pursuant to management subcontracts and other service agreements, which were entered into in connection with the formation transaction. In 2017, we earned approximately $19.9 million, including reimbursements, in aggregate fees pursuant to these agreements.

Employment Agreements

       We entered into employment agreements with our named executive officers that took effect upon completion of the formation transaction. For a description of the terms of these employment agreements, see "Compensation Discussion and Analysis—Employment Agreements."

Consulting Agreement

       In connection with our formation, on March 10, 2017, we entered into a consulting agreement with Mitchell N. Schear, which took effect upon the closing of the formation transaction (the "Consulting Agreement"). The purpose of the Consulting Agreement was to secure Mr. Schear's expertise in managing what was Vornado's Washington, DC division prior to the formation transaction to facilitate a smooth transition from Vornado and integration of its operations with those of JBG. The Consulting Agreement, which had an initial term through December 31, 2017, provided for the payment of consulting fees at the rate of $166,667 per month and for business expense reimbursements and additional cash allowances of $2,750 per month related to Mr. Schear's services. In 2017, $923,595 was paid to Mr. Schear pursuant to this agreement. Although the consulting period under this agreement expired on December 31, 2017, Mr. Schear is entitled to payments of $166,667 per month thereunder through July 2019. Mr. Schear is subject to a perpetual non-disclosure covenant and, through the first anniversary of the closing of the formation transaction, is also subject to a non-competition covenant and a non-solicitation of employees and consultants covenant.

Continuation Agreement

       In June 2017, JBG/Operating Partners, L.P. entered into a Second Amended and Restated Continuation Agreement with Michael J. Glosserman (the "Continuation Agreement") which provides for certain transition arrangements and benefits upon his termination of employment with JBG Properties, Inc. on June 30, 2017. Upon the merger of JBG/Operating Partners, L.P. into a subsidiary of ours in connection with the formation transaction, we assumed certain obligations under this agreement, including, among others, the provision of subsidized health insurance benefits to Mr. Glosserman until December 31, 2018 upon his election, and the use of certain company facilities and support staff until March 31, 2022. The value of these benefits in 2017 was approximately $41,000.

Wardman Park Hotel Joint Venture Agreement

       In January 2018, we entered into a transaction to acquire a minority interest in the Marriott Wardman Park Hotel (the "Hotel") for $10.1 million. The Hotel is 1,152 keys and located in Washington, D.C. The Hotel was previously owned, in part, by JBG Investment Fund IV, L.L.C. ("JBG Fund IV"), one of the JBG Legacy Funds in which certain of our trustees and executives own interests. As the result of a negotiated transaction, the prior joint venture through which JBG Fund IV owned its interest in the Hotel sold the Hotel to a new joint venture owned by Pacific Life Insurance Company (which had made a loan secured by the Hotel), the CIM Group and us for approximately $177.9 million. JBG Fund IV did not receive any proceeds from the sale of the Hotel, as the net proceeds were used to satisfy the prior mortgage debt. While the new partnership will attempt to improve hotel operations, in the event operations continue to decline, the partnership provides a low-cost option to pursue a plan to develop a large and potentially valuable land site in a high value residential market. JBG SMITH does not intend to devote significant resources to managing the asset, and intends to only do so if the land development opportunity becomes the primary business plan for the asset.

Formation Transaction Consideration

       Certain of our trustees and executive officers received consideration consisting of OP Units in connection with the formation transaction for their ownership interests in the JBG management company that was contributed to us. These OP Units are subject to certain vesting and/or transfer restrictions. Fifty percent of such units vested at the consummation of the formation transaction, with the remaining 50 percent scheduled to vest in equal monthly installments over a 30-month period beginning on the first day of the 31st month after the formation transaction and ending on the first day of the 60th month after the formation transaction as long as the individual remains employed by us (subject to accelerated vesting upon the employee's death or "disability," or the termination of the employee's employment with us or its affiliate without "cause" or by the employee for "good reason," or upon the occurrence of a "change in control" or upon non-renewal by us of the employee's employment agreement, if any, as defined in and in accordance with the applicable Unit Issuance Agreement pursuant to which such OP Units are issued). The OP Units that are fully vested at the time of issuance will not be transferable or redeemable, including for our common shares or otherwise, for three years following the formation transaction (subject to early termination of the transfer restrictions upon the occurrence of certain specified events similar to those that trigger accelerated vesting, as described above), except that up to 10% of an individual's total OP Units may be sold, pledged or redeemed for our common shares during this period (subject to the transfer and redemption restrictions imposed on the OP Units generally by the limited partnership agreement of our operating partnership). The OP Units that vest after issuance will be subject to the foregoing restrictions on transfer and redemption for five years following the formation transaction (subject to early termination of the transfer restrictions upon the occurrence of certain specified events similar to those that trigger accelerated vesting, as described above).

       In addition, certain of our trustees and executive officers received OP Units without special vesting/transfer restrictions as consideration for their equity interests in the JBG Legacy Funds that contributed the JBG assets other than the JBG management company.

       The following table sets forth the number of OP Units received by those trustees and executive officers who received consideration in the formation transaction.

Name	OP Units received as Consideration for the JBG Management Company(1)	OP Units received as Consideration for Contributed Assets other than the JBG Management Company(2)	Total
W. Matthew Kelly	1,022,324	131,798	1,154,122
Michael J. Glosserman	596,850	232,294	829,144
David P. Paul	454,198	53,031	507,229
Robert A. Stewart	807,384	223,840	1,031,224
James L. Iker	886,130	133,383	1,019,513
Brian P. Coulter	807,384	224,487	1,031,871
Kevin "Kai" Reynolds	341,903	34,359	376,262

(1)
OP Units subject to the restrictions described above.

(2)
Unlike those issued in the first column, these OP Units are not subject to restrictions other than those generally applicable to all OP Units.

Partnership Agreement

       In connection with the formation transaction, in July 2017, we entered into an amended and restated operating partnership agreement with the limited partners, some of whom are our trustees and executive officers, in our operating partnership. As of the Record Date, we owned, directly or indirectly, approximately 86% of the partnership interests in our operating partnership. In the future, we may issue additional interests in our operating partnership to trustees or executive officers.

       Subject to certain specified notice requirements, periodic limits and minimum thresholds set forth in the partnership agreement, a limited partner may generally exercise a redemption right to redeem OP Units at any time beginning the later of (1) August 1, 2018, and (2) twelve months from the date of the issuance of the limited partnership units held by the limited partner, subject to certain limitations in terms of timing and the total number of OP Units that can be redeemed in a single year. In addition, we may reduce or waive the holding period. See " — Registration Rights Agreements" for additional information regarding the registration rights with respect to the common shares that may be issued to the limited partners upon the exchange of their OP units.

Indemnification Agreements

       We entered into indemnification agreements with each of our trustees and executive officers that provide for indemnification to the maximum extent permitted by Maryland law.

       Maryland law permits a Maryland real estate investment trust to include in its declaration of trust a provision limiting or eliminating the liability of its trustees and officers to the real estate investment trust and its shareholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty that is established by a final judgment and which is material to the cause of action. Our declaration of trust includes such a provision eliminating such liability to the maximum extent permitted by Maryland law.

       Our declaration of trust and bylaws obligate us, to the fullest extent permitted by Maryland law in effect from time to time, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding, without requiring a preliminary determination of the trustee's or officer's ultimate entitlement to indemnification, to (i) any present or former trustee or officer who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, or (ii) any individual who, while serving as our trustee or officer and at our request, serves or has served as a director, trustee, officer, partner, member or manager of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. Our declaration of trust and bylaws also permit us, with the approval of the Board, to indemnify and advance expenses to any person who served one of our predecessors in any of the capacities described above and to any of our employees, agents or predecessors.

       Maryland law requires a Maryland real estate investment trust (unless its declaration of trust provides otherwise, which ours does not) to indemnify a trustee or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a real estate investment trust to indemnify its present and former trustees and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the trustee or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the trustee or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the trustee or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland real estate investment trust may not indemnify for an adverse judgment in a suit by or in the right of the real estate investment trust or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a real estate investment trust to advance reasonable expenses to a trustee or officer upon the real estate investment trust's receipt of (a) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the real estate investment trust and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the real estate investment trust if it shall ultimately be determined that the standard of conduct was not met.

       Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our officers, trustees or controlling persons pursuant to the foregoing provisions or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy and, therefore, unenforceable. We have purchased liability insurance for the purpose of providing a source of funds to pay the indemnification described above.

 MISCELLANEOUS

Other Matters to Come Before the 2018 Annual Meeting

       No other matters are to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the proxy card will vote all proxies solicited by this Proxy Statement as recommended by the Board, or, if no such recommendation is given, in their own discretion.

Shareholder Proposals and Nominations for the 2019 Annual Meeting

       Any proposal of a shareholder intended to be included in our proxy statement for the 2019 Annual Meeting pursuant to SEC Rule 14a-8 must be received by us no later than [•], 2018 unless the date of our 2018 Annual Meeting is more than 30 days before or after May 3, 2018, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. All proposals should be directed to our Corporate Secretary, at 4445 Willard Avenue, Suite 400, Chevy Chase, MD 20815.

       In addition, any shareholder who wishes to propose a nominee to the Board or propose any other business to be considered by the shareholders (other than a shareholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 12 of our bylaws, which are on file with the SEC and may be obtained from Investor Relations upon request. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the shareholders for the 2019 Annual Meeting must be received no earlier than October 21, 2018 and no later than 5:00 p.m., Eastern Time, on November 20, 2018. However, in the event that the 2019 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the 2018 Annual Meeting, notice by the shareholder to be timely must be received no earlier than the 150th day prior to the date of the meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the meeting or the tenth day following the date of the first public announcement of the meeting.

Householding of Proxy Materials

       If you and other residents at your mailing address own shares of common shares in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as "householding." If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our annual report and Proxy Statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm and your account number to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 (telephone number: 1-866-540-7095). The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of this Proxy Statement or our annual report, we will promptly send a copy to you if you address your written request to or call JBG SMITH Properties, 4445 Willard Avenue, Suite 400, Chevy Chase, MD 20815, Attention: Investor Relations at (240) 333-3203 or email ir@jbgsmith.com. If you are receiving multiple copies of our annual report and Proxy Statement, you can request householding by contacting Investor Relations in the same manner.

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 3, 2018

       This Proxy Statement and our 2017 Annual Report are available on our website at www.jbgsmith.com. In addition, our shareholders may access this information, as well as transmit their voting instructions, at www.proxyvote.com by having their proxy card and related instructions in hand.

       Additional copies of this Proxy Statement and our Annual Report will be furnished to our shareholders upon written request to the Corporate Secretary at the mailing address for our executive offices set forth on the first page of this Proxy Statement. If requested by eligible shareholders, we will provide copies of exhibits to our Annual Report on Form 10-K for the year ended December 31, 2017 for a reasonable fee.

                      By Order of the Board of Trustees

                      Steven A. Museles

                      Chief Legal Officer and
                      Corporate Secretary

Chevy Chase, Maryland
March [•], 2018

Appendix A

JBG SMITH PROPERTIES

ARTICLES OF AMENDMENT

JBG SMITH Properties, a Maryland real estate investment trust (the "Trust") under Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

       FIRST: The last paragraph of Section 5.2 of Article V of the Articles of Amendment and Restatement of the Declaration of Trust of the Trust (the "Declaration of Trust") is hereby amended by deleting it and replacing it in its entirety with the following:

***

       "Except as may be provided by the Board of Trustees in setting the terms of any class or series of Shares and subject to Section 5.3 hereof, any and all vacancies on the Board of Trustees may be filled by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy shall serve for the remainder of the full term of the trusteeship in which such vacancy occurred and until a successor is elected and qualifies.

       Notwithstanding any other provision of this Declaration of Trust or any contrary provision of law, Section 3-804(c) of the Maryland General Corporation Law (the "MGCL"), as amended from time to time, or any successor statute thereto, shall not apply to the Trust."

***

       SECOND: The amendment to the Declaration of Trust as set forth above has been duly approved and advised by the Board of Trustees of the Trust and approved by the shareholders of the Trust as required by law.

       THIRD: The undersigned officer acknowledges these Articles of Amendment to be the corporate act of the Trust and as to all matters of facts required to be verified under oath, the undersigned officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[Remainder of page intentionally left blank]

A-1

       IN WITNESS WHEREOF, JBG SMITH Properties has caused these Articles of Amendment to be executed under seal in its name and on its behalf by the undersigned officer, and attested to by its Secretary, on this          day of                         , 2018.

JBG SMITH PROPERTIES
		By:	W. Matthew Kelly Chief Executive Officer
Attest:	Steven A. Museles Chief Legal Officer and Corporate Secretary

Return Address:

JBG SMITH Properties
4445 Willard Avenue,
Suite 400,
Chevy Chase, MD 20815

PRELIMINARY COPY

If you would like to reduce the costs incurred by our company in mailing proxy materials, Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 voting instruction form. 1234567 1234567 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Trustees recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. The election of four trustee nominees to the Board to serve until the 2020 Annual Meeting of Shareholders and until their successors have been duly elected and qualify. Nominees 01 W. Matthew Kelly 02 Mitchell N. Schear 03 Ellen Shuman 04 John F. Wood For 0 Against 0 Abstain 0 ForAgainst Abstain The Board of Trustees recommends you vote FOR the following proposal: 0 0 0 2 The approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers as disclosed in the Proxy Statement ("Say-on-Pay"). 5 To amend the Company's Articles of Amendment and Restatement of Declaration of Trust to opt out of Section 3-804(c) of the Maryland General Corporation Law. The Board of Trustees recommends you vote 1 YEAR on the following proposal: NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1 year 0 2 years 0 For 3 years 0 Against Abstain 0 Abstain 3 To vote upon, on a non-binding advisory basis, whether the Say-on-Pay vote should occur every one, two or three years. The Board of Trustees recommends you vote FOR proposals 4 and 5. Company's independent registered public accounting firm for the John Sample ANY CITY, ON A1A 1A1 Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000362282_1 R1.0.1.17 4 The ratification of the appointment of Deloitte & Touche LLP as the000 Company's fiscal year ending December 31, 2018. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 1234 ANYWHERE STREET SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/02/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 P.M. ET on 05/02/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic John Sample 234567 VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL #  SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 JBG SMITH PROPERTIES 4445 Willard Ave, 4th Floor Chevy Chase, Maryland 20815 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com JBG SMITH PROPERTIES Annual Meeting of Shareholders May 3, 2018 8:30 AM This proxy is solicited by the Board of Trustees The undersigned shareholder(s) hereby appoint(s) W. Matthew Kelly and Steven A. Museles, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of JBG SMITH PROPERTIES that the shareholder(s) are entitled to vote at the Annual Meeting of shareholder(s) to be held at 8:30 AM, local time on May 3, 2018, at 4445 Willard Avenue, Suite 400, Chevy Chase, Maryland 20815, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendations. Continued and to be signed on reverse side 0000362282_2 R1.0.1.17